MERRILL LYNCH
GLOBAL
ALLOCATION
FUND, INC.






FUND LOGO






Annual Report

October 31, 1995









This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch
Global Allocation
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011





MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.


Summary of
Fund's Overall
Asset Mix
As of 10/31/95
                                                                               Percent of Fund's Portfolio     Reference Portfolio
                                                                               10/31/95            7/31/95          Percentages
North & South American Equities                                                  18.7%*             21.3%              36.0%
European Equities                                                                 9.0                9.7                9.6
Pacific Basin Equities                                                            5.5                5.9               14.4
Total Equities                                                                   33.2               36.9               60.0

US Dollar Denominated Fixed-Income Securities                                    33.1               31.7               24.0
  US Issuers                                                                     19.7               18.0                --
  Non-US Issuers                                                                 13.4               13.7                --
Non-US Dollar Denominated Fixed-Income Securities                                22.0               23.0               16.0
Total Fixed-Income Securities                                                    55.1++             54.7++             40.0


Cash & Cash Equivalents                                                          11.7                8.4                --


 *Includes value of Stock Index Futures.
++Includes Preferred Stock.



Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Bryan N. Ison, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
Michael J. Hennewinkel, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863






DEAR SHAREHOLDER

Fiscal Year in Review
For the 12 months ended October 31,
1995, Merrill Lynch Global Allocation
Fund, Inc. had total investment returns
of +14.81%, +13.54%, +13.58% and
+14.43% for Class A, Class B, Class C
and Class D Shares, respectively. (Fund
results shown do not reflect sales
charges, and would be lower if sales
charges were included. Complete
performance information, including
average annual and aggregate total
returns, can be found on pages 4--7 of
this report to shareholders.)

Throughout the fiscal year, the Fund
was overweighted in fixed-income
investments and underweighted in
equities relative to its reference port-folio. The Fund began the fiscal year with 35.4% of the portfolio in US-dollar denominated fixed-income investments and ended with a 33.1% weighting.(See "Summary of Fund's Overall Asset Mix" table on page 1 of this report to shareholders.)
This position was based on our view that bonds offered a better risk/return tradeoff than stocks.

As the fiscal year began, US bond prices were depressed and were experiencing their worst year of performance since
World War II. Investors had pushed
down bond prices and demanded
higher yields to compensate for the
perceived risk of accelerating inflation.
Business activity was sufficiently
strong to push the labor and commod-
ity markets to levels regarded by some
economists as inflationary. Specifically, the unemployment rate had fallen toward cyclical lows that could be viewed as nearing "full employment," creating the risk that further declines could lead to growing wage pressures.
Price indexes of crude raw materials
were experiencing sharp increases and
industrial capacity utilization was near levels that historically had been assoc-iated with rising inflation. In this nega-tive environment, the Fund was able to invest in bonds with attractive yields.

These conditions were instrumental
in influencing the Federal Reserve
Board to tighten monetary policy.
We expected that the central bank's
actions would serve to slow the econ-
omy, dampen inflationary pressures,
and reassure investors that policy-
makers were resolved to hold down
inflation, thus improving the outlook
for fixed-income investments.

The Fund also stressed fixed-income
securities outside of the United States.
It began the fiscal year with 24.1% of the portfolio in non-US denominated dollar fixed-income securities and ended the period with a 22.0% weighting. The largest geographic concentration was in European fixed-income issues, which accounted for
20.3% of net assets at fiscal year-end.
Within Europe, German bonds were the
largest investment at 9.3% of net assets.
We viewed German bonds as especially
attractive because of the country's
strong and independent central bank
and declining inflation rate. Another
area of fixed-income investment
during the fiscal year was US dollar-
denominated bonds of Latin American
issuers. These bonds offered particu-
larly attractive yields along with the
potential for capital gains. The Fund
invested in securities of Argentine,
Mexican and Brazilian issuers, pri-
marily governments and government-
related entities.

Outside of the United States, fixed-
income investments outperformed
equities during the fiscal year. The
Salomon Brothers World Government
Bond Index returned +15.19%,
substantially exceeding the return
on equities as measured by the
Financial Times/Standard & Poor's--
Actuaries World Ex-US Index return of
-1.50%. This strength in international
bonds helped the Fund's return. How-
ever, results for the Fund's US dollar-
denominated Latin American fixed-
income investments were mixed. In the
first half of the fiscal year, results were poor because of uncertainty regarding the outcome of the financial crisis stemming from the devaluation of the Mexican peso. However, as the Mexican peso stabilized, the Fund's Latin Ameri-can bonds rallied sharply and showed gains in the fiscal year's second half.
The strength of the US bond market
also helped the Fund's performance.

The weakness in international equity
markets was especially pronounced in a
number of emerging equity markets.
The Fund benefited from having very
little exposure to these markets in the
fiscal year. The Fund also benefited
from its underweighting in Japanese
stocks. The Japanese stock market lost
ground during the year, despite an im-
provement in the final quarter. Japan
continues to suffer from a weak econ-
omy and is burdened by a substantial
asset quality problem in its banking
system. Highlighting the banking
problem, worried depositors fled from
some institutions as confidence in the
Japanese financial system eroded.

The Fund's performance was hindered
significantly by its sharp underweighting in the US equity market, since the Standard & Poor's 500 Composite Aver-age provided a total return of +26.39% during the Fund's fiscal year. The
Fund's cautious US stock position re-
flected our concern over the high valua-tions accorded US stocks. The US stock market has now reached still-higher valuation levels based on a number of measures such as dividend yields and price/book value ratios. US stock prices moved sharply higher as interest rates fell, profits rose, and cash flowed into equity mutual funds. The Fund's results were also hindered by a low exposure to the strong US technology stock sec-tor, but results were favorably impacted by investment emphasis on US finan-cial stocks.

Throughout the fiscal year, the Fund
consistently overweighted the US dollar
relative to the benchmark portfolio.
The US currency remains undervalued
on a purchasing power parity basis
compared to other major currencies.
The overweighting in dollars negatively
affected the Fund's results in the first half of the fiscal year as foreign cur-rency hedges prevented the Fund from capturing the full benefit of its non-US investments. However, in the last months of the fiscal year these currency hedg-ing strategies benefited the Fund by preventing currency losses on a sub-stantial portion of the Fund's non-US investments. For the fiscal year as a whole, the Japanese yen was very volatile, but ended the year at a lower dollar value than it began, rendering the Fund's yen hedge profitable. However, the Deutschemark hedge detracted somewhat from results over the full fiscal year. Over the course of the period, the Fund's US dollar exposure remained stable at nearly 89% of net assets.

As the US equity market and bond mar-
kets worldwide appreciated, the Fund
gradually reduced long-term invest-
ments and added to cash reserves. As of
October month-end, the Fund's cash
position was approximately 11.7% of net
assets, up from 2.5% at the beginning of the fiscal year. The Fund's cash reserves have risen largely because there are relatively fewer new attrac-tive long-term investment opportunities available, in our view. Therefore, we believe that it is appropriate to main-tain a higher level of liquidity in the Fund at this time.

Portfolio Matters
The October quarter was highlighted by
developments in the foreign currency
markets. Among the more noteworthy
events was the weakening of the Japan-
ese yen relative to the US dollar. The
latter is especially significant following the period of extraordinary yen strength-ening earlier this year. Japanese mone-tary authorities apparently have reached the conclusion that a very strong yen is not desirable for the country.

During the October quarter, the Deutsche-mark also depreciated relative to the US dollar, although to a much lesser degree than the yen. The major devel-opment in European currency markets was the volatility of the French franc relative to the Deutschemark, reflecting more tenuous relationships within the
Exchange Rate Mechanism (ERM). By
the end of October, the Franc/Deutsche-
mark exchange rate had stabilized
somewhat.

We made no significant shifts in our
investment strategy during the October
quarter. The Fund further reduced its
US stock exposure by taking profits in
bank stocks when share prices met or
exceeded our expectations. The Fund's
overall European equity exposure was
slightly unchanged at 9.0% of net
assets. Our fixed-income holdings
underwent little change during the
period, although we increased French
bond holdings with the proceeds of
German bond sales.

In Conclusion
We thank you for your investment in
Merrill Lynch Global Allocation Fund,
Inc., and we look forward to serving
your investment needs throughout the
Fund's new fiscal year and beyond.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President




(Bryan N. Ison)
Bryan N. Ison
Vice President and Portfolio Manager


November 27, 1995





PERFORMANCE DATA

About Fund
Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM
System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreas-ing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately
  8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distri-bution fee).

Performance data for all of the Fund's shares are presented in the "Total Return Based on a $10,000 Investment" graphs, "Recent Performance Results" and "Performance Summary" tables on pages 4--7. Data for the Fund's Class A and Class B Shares are presented in the "Average Annual Total Return" table on page 5. Data for the Fund's Class C and Class D Shares are also presented in the "Aggregate Total Return" table on page 5.

The "Recent Performance Results" table on page 7 shows invest-ment results before the deduction of any sales charges for all of the Fund's shares for the 12-month and 3-month periods ended October 31, 1995. Data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a repre-sentation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.




Total Return
Based on a
$10,000
Investment


A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to the growth of an investment in the Financial Times/Standard & Poor's--Actuaries
World Index. Beginning and ending values are:


                                        2/3/89         10/95

ML Global Allocation Fund, Inc.++--
Class A Shares*                        $ 9,475        $22,300

ML Global Allocation Fund, Inc.++--
Class B Shares*                        $10,000        $21,960

Financial Times/Standard & Poor's--
Actuaries World Index++++              $10,000        $15,919




A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to the growth of an investment in the Financial Times/Standard & Poor's--Actuaries
World Index. Beginning and ending values are:


                                       10/21/94**       10/95

ML Global Allocation Fund, Inc.++--
Class C Shares*                        $10,000        $11,358

ML Global Allocation Fund, Inc.++--
Class D Shares*                        $ 9,475        $10,851

Financial Times/Standard & Poor's--
Actuaries World Index++++              $10,000        $10,814


   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Global Allocation Fund, Inc. invests in a portfolio of US and foreign issues, whose composition varies with respect to types of securities and markets in response to changing market and economic trends.
++++This unmanaged capitalization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States.




Average Annual
Total Return

                               % Return Without   % Return With
                                  Sales Charge     Sales Charge**

Class A Shares*

Year Ended 9/30/95                  +14.69%           + 8.67%
Five Years Ended 9/30/95            +16.56            +15.31
Inception (2/3/89) through 9/30/95  +13.78            +12.86

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                   % Return           % Return
                                  Without CDSC       With CDSC**

Class B Shares*

Year Ended 9/30/95                  +13.58%           + 9.58%
Five Years Ended 9/30/95            +15.36            +15.36
Inception (2/3/89) through 9/30/95  +12.63            +12.63

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.




Aggregate
Total Return

                                   % Return           % Return
                                  Without CDSC       With CDSC**
Class C Shares*
Inception (10/21/94) through
9/30/95                             +14.07%           +13.07%

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                % Return Without   % Return With
                                  Sales Charge      Sales Charge**

Class D Shares*

Inception (10/21/94) through
9/30/95                             +15.00%           + 8.97%

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


PERFORMANCE DATA (concluded)



Performance
Summary--
Class A Shares
                                  Net Asset Value           Capital Gains
Period Covered                Beginning      Ending          Distributed          Dividends Paid*         % Change**
2/3/89--12/31/89               $10.00        $10.76             $0.199                $0.484               +14.64%
1990                            10.76          9.89              0.237                 0.854               + 1.88
1991                             9.89         11.05              0.196                 1.409               +28.75
1992                            11.05         11.53              0.038                 0.816               +12.19
1993                            11.53         13.23              0.194                 0.508               +21.01
1994                            13.23         12.23              0.140                 0.605               - 2.00
1/1/95--10/31/95                12.23         14.21                 --                 0.167               +17.64
                                                                ------                ------
                                                          Total $1.004          Total $4.843

                                                                  Cumulative total return as of 10/31/95: +135.36%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Performance
Summary--
Class B Shares
                                  Net Asset Value           Capital Gains
Period Covered                Beginning      Ending          Distributed          Dividends Paid*         % Change**
2/3/89--12/31/89               $10.00        $10.75             $0.199                $0.392               +13.58%
1990                            10.75          9.88              0.237                 0.741               + 0.84
1991                             9.88         11.03              0.196                 1.300               +27.47
1992                            11.03         11.47              0.038                 0.731               +11.06
1993                            11.47         13.11              0.194                 0.409               +19.69
1994                            13.11         12.12              0.140                 0.479               - 2.89
1/1/95--10/31/95                12.12         14.01                 --                 0.107               +16.52
                                                                ------                ------
                                                          Total $1.004          Total $4.159

                                                                  Cumulative total return as of 10/31/95: +119.60%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance
Summary--
Class C Shares
                                 Net Asset Value           Capital Gains
Period Covered                Beginning      Ending          Distributed          Dividends Paid*         % Change**
10/21/94--12/31/94             $12.91        $12.07             $0.140                $0.368               - 2.58%
1/1/95--10/31/95                12.07         13.94                 --                 0.125               +16.58
                                                                ------                ------
                                                          Total $0.140          Total $0.493

                                                                   Cumulative total return as of 10/31/95: +13.58%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                                  Net Asset Value           Capital Gains
Period Covered                Beginning      Ending          Distributed          Dividends Paid*         % Change**
10/21/94--12/31/94             $13.07        $12.24             $0.140                $0.383               - 2.35%
1/1/95--10/31/95                12.24         14.19                 --                 0.156               +17.28
                                                                ------                ------
                                                          Total $0.140          Total $0.539

                                                                   Cumulative total return as of 10/31/95: +14.52%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

Recent
Performance
Results
                                                                                  Net Asset Value                  Total Return
                                                                         10/31/95     7/31/95    10/31/94      12-Month      3-Month
ML Global Allocation Fund, Inc. Class A Shares*                           $14.21      $13.88      $13.07       +14.81%(1)    +2.38%
ML Global Allocation Fund, Inc. Class B Shares*                            14.01       13.72       12.91       +13.54(2)     +2.11
ML Global Allocation Fund, Inc. Class C Shares*                            13.94       13.65       12.91       +13.58(3)     +2.12
ML Global Allocation Fund, Inc. Class D Shares*                            14.19       13.87       13.08       +14.43(4)     +2.31
US Stocks: Standard & Poor's 500 Index**                                                                       +26.39        +4.11
Non-US Stocks: Financial Times/Standard & Poor's--Actuaries World Index***                                     - 1.50        -4.57
US Bonds: ML Government Index GA05****                                                                         +13.78        +2.70
Non-US Bonds: Salomon Brothers World Government Bond Index*****                                                +15.19        -2.63


    *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
   **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
  ***An unmanaged capitalization-weighted index comprised of over 1,800 companies in 24 countries, excluding the United States.
 ****An unmanaged index designed to track the total return of the current coupon five-year US Treasury bond.
*****An unmanaged market capitalization-weighted index tracking 10 government bond indexes, excluding the United States.
  (1)Percent change includes reinvestment of $0.554 per share ordinary income dividends and $0.140 per share capital gains distributions.
  (2)Percent change includes reinvestment of $0.426 per share ordinary income dividends and $0.140 per share capital gains distributions.
  (3)Percent change includes reinvestment of $0.493 per share ordinary income dividends and $0.140 per share capital gains distributions.
  (4)Percent change includes reinvestment of $0.538 per share ordinary income dividends and $0.140 per share capital gains distributions.

Portfolio
Abbreviations

To simplify the currency denominations
of Merrill Lynch Global Allocation Fund,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the currencies according to the list at right.

CAD  Canadian Dollar
CHF  Swiss Franc
DEM  German Deutschemark
DKR  Danish Kroner
ECU  European Currency Unit
ESP  Spanish Peseta
FRF  French Franc
GBP  Great Britain Pound
IEP  Irish Punt
ITL  Italian Lira
JPY  Japanese Yen
MXN  Mexican Peso
NLG  Netherlands Guilder
NZD  New Zealand Dollar
USD  United States Dollar



SCHEDULE OF INVESTMENTS                                                                                            (in US dollars)
                                     Shares                                                                  Value      Percent of
COUNTRY       Industries               Held         Common Stocks                           Cost           (Note 1a)    Net Assets
Australia     Banking             2,645,800     Westpac Banking Corp.                  $    5,614,396   $   10,858,220        0.1%

              Food                7,916,000     Goodman Fielder Wattie Ltd.                 8,324,587        7,955,960        0.1

              Insurance           1,614,136     GIO Australia Holdings, Ltd.                2,786,184        3,416,629        0.0

              Multi-Industry      1,500,000     Pacific Dunlop, Ltd.                        4,092,789        3,631,878        0.0

              Tobacco             2,099,800     Rothmans Holdings, Ltd.                     7,893,919        7,834,060        0.1
                                  1,242,300     WD & HO Wills Holdings, Ltd.                1,389,502        1,797,186        0.0
                                                                                       --------------   --------------      ------
                                                                                            9,283,421        9,631,246        0.1

                                                Total Common Stocks in Australia           30,101,377       35,493,933        0.3

Canada        Beverage            1,000,000     Cott Corp. (USD)                            9,340,461        8,125,000        0.1

              Metals                100,000     Inco Ltd. (USD)                             2,132,000        3,437,500        0.0

              Natural Resources     300,000     Canadian Pacific, Ltd. (USD)                3,503,161        4,800,000        0.1
                                    440,000     Horsham Corp. (USD)                         3,550,742        5,940,000        0.1
                                                                                       --------------   --------------      ------
                                                                                            7,053,903       10,740,000        0.2

              Oil & Related         353,000 ++++International Petroleum Corp. (USD)         1,000,196          816,313        0.0

              Telecommunications    100,000     BCE Telecommunications, Inc. (USD)          3,375,484        3,362,500        0.0

                                                Total Common Stocks in Canada              22,902,044       26,481,313        0.3


Denmark       Banking                53,500     Unidanmark A/S                              1,870,730        2,462,002        0.0

                                                Total Common Stocks in Denmark              1,870,730        2,462,002        0.0


Finland       Banking             4,194,000 ++++Kansallis-Osake-Pankki                      4,512,421        3,365,653        0.0
                                  1,483,915 ++++Unitas Bank Ltd.                            4,285,282        3,607,516        0.0
                                                                                       --------------   --------------      ------
                                                                                            8,797,703        6,973,169        0.0

              Machinery &           146,200 ++++Rauma OY                                    2,638,513        3,195,364        0.0
              Equipment

              Metals                432,500     Outokumpu OY                                5,980,994        6,890,519        0.1

              Paper & Forest      1,500,000     Enso-Gutzeit OY                            12,019,454       11,789,558        0.1
              Products              353,000     Kymmene OY                                 10,505,815        9,664,841        0.1
                                    539,650     Metsa Serla OY                             22,185,795       20,124,788        0.2
                                    560,700     Repola OY 'S'                               7,792,828       10,878,385        0.1
                                                                                       --------------   --------------      ------
                                                                                           52,503,892       52,457,572        0.5

                                                Total Common Stocks in Finland             69,921,102       69,516,624        0.6


France        Automobiles           103,270     Peugeot S.A.                               13,810,642       13,467,702        0.2

              Banking               215,600     Compagnie de Suez S.A.                      8,482,839        8,148,175        0.1
                                    155,000     Compagnie Financiere de Paribas             8,115,596        8,536,186        0.1
                                     86,500     Societe Generale                            9,605,405        9,899,376        0.1
                                                                                       --------------   --------------      ------
                                                                                           26,203,840       26,583,737        0.3

              Industrial             82,400     Alcatel Alsthom Cie Generale
                                                d'Electricite S.A.                          8,193,087        7,044,782        0.1
                                     67,500 ++++Compagnie de Saint-Gobain S.A.              8,118,392        8,056,608        0.1
                                    109,700     Elf Aquitaine (Elf) S.A.                    7,494,754        7,478,780        0.1
                                                                                       --------------   --------------      ------
                                                                                           23,806,233       22,580,170        0.3

              Insurance             297,500     Assurances Generales de France
                                                S.A. (AGF)                                  8,136,183        8,587,880        0.1

              Metals/Steel          815,200 ++++Usinor-Sacilor                             14,749,052       12,183,356        0.1

              Multi-Industry         31,862     EuraFrance S.A.                             9,052,946       10,665,241        0.1

                                                Total Common Stocks in France              95,758,896       94,068,086        1.1


Germany       Banking                55,680     Bayerische Vereinsbank AG                   1,339,965        1,579,476        0.0

              Capital Goods         369,636 ++++Kloeckner Werke AG                         17,229,762       16,524,161        0.2

              Chemicals              34,000     BASF AG                                     6,821,542        7,478,645        0.1
                                     32,000     Bayer AG                                    7,646,190        8,528,474        0.1
                                                                                       --------------   --------------      ------
                                                                                           14,467,732       16,007,119        0.2

              Electronics            22,000     Siemens AG                                 11,059,372       11,557,517        0.1

              Machinery &            36,579     Mannesmann AG                               9,993,612       12,063,675        0.1
              Equipment

              Utilities--           440,000     Veba Vereinigte Elektriz                   16,576,809       18,100,513        0.2
              Electric

                                                Total Common Stocks in Germany             70,667,252       75,832,461        0.8


Hong Kong     Multi-Industry      1,343,500     Hutchison Whampoa Limited                   7,053,220        7,403,066        0.1

              Utilities--           460,300     China Light & Power Co., Ltd.                 550,630        2,453,028        0.0
              Electric

                                                Total Common Stocks in Hong Kong            7,603,850        9,856,094        0.1


Indonesia     Paper & Pulp        2,060,000 ++++Asia Pacific Resources International
                                                Holdings Ltd. (USD)                        15,467,500       14,935,000        0.2

                                                Total Common Stocks in Indonesia           15,467,500       14,935,000        0.2

Ireland       Building &            689,200     CRH PLC                                     2,349,738        4,560,398        0.1
              Construction

              Packaging &         1,179,300     Jefferson Smurfit Group PLC                 3,583,738        3,174,897        0.0
              Containers

                                                Total Common Stocks in Ireland              5,933,476        7,735,295        0.1


Italy         Banking             1,591,400     Istituto Mobiliare Italiano S.p.A.
                                                (Ordinary)                                  8,921,238        8,710,547        0.1

              Building &          1,922,200 ++++Filippo Fochi S.p.A.                        6,101,165          603,972        0.0
              Construction

              Multi-Industry      9,117,595 ++++Compagnie Industriali Riunite
                                                S.p.A. (CIR)                                7,816,550        5,746,841        0.1

              Telecommunications  3,000,000     Societa Finanziaria Telefonica S.p.A.
                                                (STET)                                      4,365,656        8,511,909        0.1
                                  8,666,863     Societa Finanziaria Telefonica S.p.A.
                                                (STET) RISP                                16,268,796       18,926,255        0.2
                                  3,958,000 ++++Societa Italiana Esercizio Telecom
                                                S.p.A. (S.I.P.)                             1,927,558        6,019,204        0.1
                                  3,958,000     Telecom Italia Mobile                       1,395,818        6,653,459        0.1
                                                                                       --------------   --------------      ------
                                                                                           23,957,828       40,110,827        0.5

                                                Total Common Stocks in Italy               46,796,781       55,172,187        0.7




SCHEDULE OF INVESTMENTS (continued)                                                                                (in US dollars)
                                     Shares                                                                  Value      Percent of
COUNTRY       Industries               Held         Common Stocks                           Cost           (Note 1a)    Net Assets
Japan         Automobiles &       2,042,000     Suzuki Motor Corp.                     $   18,995,725   $   20,620,196        0.2%
              Equipment

              Beverage            1,017,000     Chukyo Coca-Cola Bottling Co., Ltd.        12,207,036        9,870,882        0.1
                                    565,000     Hokkaido Coca-Cola Bottling Co., Ltd.       7,764,597        6,924,020        0.1
                                    690,000     Kinki Coca-Cola Bottling Co., Ltd.         10,868,372        8,320,588        0.1
                                  1,041,000     Mikuni Coca-Cola Bottling Co., Ltd.        14,998,840       12,757,353        0.2
                                    904,000     Sanyo Coca-Cola Bottling Co., Ltd.         13,028,710       12,230,588        0.1
                                                                                       --------------   --------------      ------
                                                                                           58,867,555       50,103,431        0.6

              Capital Goods       3,808,000     Mitsubishi Heavy Industries, Ltd.          23,136,107       29,456,000        0.3

              Electrical            453,000     Chudenko Corp.                             14,271,558       16,565,588        0.2
              Construction          650,000     Kinden Corporation                         13,009,801       11,151,961        0.1
                                     31,000     Taihei Dengyo Kaisha Ltd.                     638,911          516,667        0.0
                                                                                       --------------   --------------      ------
                                                                                           27,920,270       28,234,216        0.3

              Electrical            578,000     Murata Manufacturing Co., Ltd.             18,778,882       20,343,333        0.2
              Equipment           1,360,000     Sumitomo Electric Industries               15,481,185       15,733,333        0.2
                                                                                       --------------   --------------      ------
                                                                                           34,260,067       36,076,666        0.4

              Insurance           2,345,000     Dai-Tokyo Fire & Marine Insurance
                                                Co., Ltd.                                  15,209,869       15,104,559        0.2
                                    665,000     Fuji Fire & Marine Insurance
                                                Co., Ltd.                                   3,727,641        3,233,725        0.0
                                  2,384,000     Koa Fire & Marine Insurance
                                                Co., Ltd.                                  13,551,678       13,065,255        0.2
                                    620,000     Mitsui Marine & Fire Insurance
                                                Co., Ltd.                                   5,004,638        3,738,235        0.0
                                  1,669,000     Nichido Fire & Marine Insurance
                                                Co., Ltd.                                  10,892,520       12,517,500        0.2
                                  1,351,000     Nippon Fire & Marine Insurance
                                                Co., Ltd.                                   6,970,280        7,284,804        0.1
                                  2,408,000     Sumitomo Marine & Fire Insurance
                                                Co., Ltd.                                  18,939,904       17,233,725        0.2
                                  2,075,000     Tokio Marine & Fire Insurance
                                                Co., Ltd.                                  22,188,264       21,360,294        0.3
                                  1,130,000     Yasuda Fire & Marine Insurance
                                                Co., Ltd.                                   8,101,705        6,868,627        0.1
                                                                                       --------------   --------------      ------
                                                                                          104,586,499      100,406,724        1.3

              Office Equipment    1,407,000     Canon, Inc.                                19,624,604       24,139,706        0.3

              Packaging &           901,000     Toyo Seikan Kaisha, Ltd.                   23,045,380       25,881,667        0.3
              Containers

              Pharmaceuticals     1,061,000     Sankyo Pharmaceuticals Co., Ltd.           23,391,365       23,404,412        0.3
                                    384,000     Taisho Pharmaceuticals Co.                  7,984,458        6,964,706        0.1
                                                                                       --------------   --------------      ------
                                                                                           31,375,823       30,369,118        0.4

              Restaurants           324,000     Mos Food Services, Inc.                     8,807,909        8,131,765        0.1
                                    270,000 ++++Ohsho Food Service Corp.                    6,049,787        5,267,647        0.1
                                                                                       --------------   --------------      ------
                                                                                           14,857,696       13,399,412        0.2

              Retail Stores         448,000     Ito Yokado Co., Ltd.                       20,618,869       24,552,157        0.3
                                    100,000     Sangetsu Co., Ltd.                          3,160,832        2,274,510        0.0
                                                                                       --------------   --------------      ------
                                                                                           23,779,701       26,826,667        0.3

              Steel                 250,000     Maruichi Steel Tube Ltd.                    4,805,476        4,583,333        0.1

                                                Total Common Stocks in Japan              385,254,903      390,097,136        4.7


Mexico        Foods                 600,000     Grupo Industrial Maseca (ADR)++ (USD)       7,107,853        5,775,000        0.1

                                                Total Common Stocks in Mexico               7,107,853        5,775,000        0.1


Netherlands   Airlines              253,060     KLM Royal Dutch Airlines N.V.               6,265,070        8,370,001        0.1

              Banking               897,150     ABN AMRO Holdings N.V.                     29,821,445       37,760,948        0.4

              Chemicals              39,650     Akzo N.V.                                   4,293,427        4,523,302        0.1
                                    218,208     European Vinyls Corp. International
                                                N.V.                                        9,502,443        6,857,095        0.1
                                                                                       --------------   --------------      ------
                                                                                           13,795,870       11,380,397        0.2

              Electronics           608,500     Philips Electronics N.V.                   20,703,210       23,564,309        0.3

              Insurance             325,000     Aegon N.V.                                  7,013,035       12,358,748        0.1
                                    346,700 ++++Amev N.V.                                  13,640,015       21,811,814        0.3
                                    800,965     Internationale Nederlanden Groep N.V.      30,066,279       47,848,404        0.6
                                                                                       --------------   --------------      ------
                                                                                           50,719,329       82,018,966        1.0

              Miscellaneous--        10,000 ++++Nijverdal Ten Cate N.V.                       501,699          447,562        0.0
              Manufacturing

              Paper & Forest        229,920 ++++Koninklijke KNP (Warrants) (a)                793,687           68,602        0.0
              Products

              Telecommunications     97,000 ++++Koninklijke PTT Nederland N.V.              3,443,046        3,417,661        0.0

                                                Total Common Stocks in the Netherlands    126,043,356      167,028,446        2.0


Norway        Energy & Petroleum    193,100     Norsk Hydro A.S.                            8,087,966        7,704,118        0.1

                                                Total Common Stocks in Norway               8,087,966        7,704,118        0.1


Singapore     Paper & Pulp        1,715,000 ++++Asia Pulp & Paper Company Ltd. (ADR)++
                                                (USD)                                      19,722,500       17,578,750        0.2

                                                Total Common Stocks in Singapore           19,722,500       17,578,750        0.2

Spain         Banking               326,000     Argentaria S.A.                            12,974,203       11,521,607        0.1
                                    587,481     Banco de Santander S.A. (Ordinary)         21,323,786       25,628,527        0.3
                                     61,775     Banco Popular Espanol S.A.                  6,511,311        9,822,200        0.1
                                     83,000 ++++Bank Intercontinental S.A.                  4,607,612        7,200,820        0.1
                                                                                       --------------   --------------      ------
                                                                                           45,416,912       54,173,154        0.6

              Energy &              618,500     Repsol S.A.                                18,566,656       18,486,531        0.2
              Petroleum             212,500     Repsol S.A. (ADR)++ (USD)                   6,126,375        6,295,313        0.1
                                                                                       --------------   --------------      ------
                                                                                           24,693,031       24,781,844        0.3

              Insurance              30,000     Mapfre S.A.                                 1,130,028        1,537,515        0.0

              Manufacturing         192,000 ++++Grupo Fosforera Espanola S.A.               1,670,398          928,905        0.0

              Multi-Industry         45,750     Corporacion Financiera Alba S.A.            1,611,658        2,532,288        0.0

              Real Estate           236,708     Metrovacesa                                 5,888,465        7,220,613        0.1

              Toll Roads            154,000     Autopista Espana (ACESA)                    1,363,246        1,439,606        0.0

              Utilities--           100,000     Empresa Nacional de Electricidad S.A.       3,759,956        4,977,450        0.1
              Electric              591,800     Iberdrola I S.A.                            3,310,030        4,464,584        0.1
                                                                                       --------------   --------------      ------
                                                                                            7,069,986        9,442,034        0.2

                                                Total Common Stocks in Spain               88,843,724      102,055,959        1.2


Sweden        Appliances            232,464     Electrolux AB 'B' Free                     11,264,721        9,951,280        0.1

              Automotive &          797,500     Volvo AB                                   16,028,098       17,971,188        0.2
              Equipment

              Banking               965,750     Stadshypotek AB                            14,244,129       17,541,093        0.2

              Electrical Equipment  120,000     ASEA AB 'B' Free                            6,532,086       11,847,520        0.1

              Industrial            200,000     SKF AB 'A'                                  3,713,376        3,723,076        0.0
                                    458,500     SKF AB 'B' Free                             8,471,575        8,707,927        0.1
                                                                                       --------------   --------------      ------
                                                                                           12,184,951       12,431,003        0.1

              Multi-Industry        150,000     Svedala Industry AB Free                    2,403,461        3,809,746        0.0

              Paper & Forest        209,850 ++++Mo och Domsjo AB                           12,519,310       10,691,301        0.1
              Products              500,000     Stora Kopparbergs Bergslags AB              6,400,698        6,066,955        0.1
                                                                                       --------------   --------------      ------
                                                                                           18,920,008       16,758,256        0.2

                                                Total Common Stocks in Sweden              81,577,454       90,310,086        0.9

SCHEDULE OF INVESTMENTS (continued)                                                                                (in US dollars)
                                     Shares                                                                  Value      Percent of
COUNTRY       Industries               Held         Common Stocks                           Cost           (Note 1a)    Net Assets
Switzerland   Chemicals              33,040     Ciba-Geigy AG (Registered)             $   16,539,906   $   28,655,656        0.3%

              Electrical              9,335     BBC Brown Boveri & Cie (Bearer)             6,132,164       10,847,181        0.1
              Equipment

              Financial             162,000     CS Holdings AG                             15,391,757       16,580,201        0.2
              Services

              Pharmaceuticals         1,260     Roche Holdings AG                           8,104,008        9,171,519        0.1

                                                Total Common Stocks in Switzerland         46,167,835       65,254,557        0.7


United        Automotive Parts    1,036,000     Turner & Newall PLC                         2,948,994        2,351,153        0.0
Kingdom
              Conglomerates          50,000     Hanson PLC Sponsored (ADR)++ (USD)            947,577          775,000        0.0

              Environmental         940,000 ++++Waste Management International PLC
                                                (ADR)++ (USD)                               9,206,375        9,517,500        0.1

              Food & Beverage     1,360,600     Grand Metropolitan PLC                      8,858,753        9,424,835        0.1
                                     35,000     Grand Metropolitan PLC (ADR)++ (USD)        1,031,100          962,500        0.0
                                    230,300     Tate & Lyle PLC                             1,555,052        1,635,345        0.0
                                    290,300     Unilever                                    4,372,100        5,642,455        0.1
                                                                                       --------------   --------------      ------
                                                                                           15,817,005       17,665,135        0.2

              Industrial--Other   1,148,000     Tomkins PLC                                 3,813,189        4,529,827        0.1

              Insurance             339,800     Prudential Corp. PLC                        1,639,768        2,125,392        0.0

              Oil/Integrated--      518,100     British Petroleum Company PLC (The)         3,783,528        3,814,191        0.0
              International

              Pharmaceuticals       500,000     SmithKline Beecham Corp. PLC
                                                (ADR)++ (USD)                              13,633,894       25,937,500        0.3
                                    300,000     Zeneca Group PLC                            2,825,141        5,591,393        0.1
                                                                                       --------------   --------------      ------
                                                                                           16,459,035       31,528,893        0.4

              Steel               1,500,000     British Steel PLC                           4,081,599        3,872,698        0.0

              Telecommunications     84,600     Vodafone Group PLC                            307,947          349,205        0.0

                                                Total Common Stocks in the
                                                United Kingdom                             59,005,017       76,528,994        0.8

United States Apparel               155,000     Authentic Fitness Corp.                     2,681,739        3,177,500        0.0
                                    860,000 ++++Fruit of the Loom, Inc.                    23,555,786       14,942,500        0.2
                                    373,900     Liz Claiborne, Inc.                         8,022,626       10,609,413        0.1
                                                                                       --------------   --------------      ------
                                                                                           34,260,151       28,729,413        0.3

              Automobiles           350,000     General Motors Corp.                       13,282,191       15,312,500        0.2

              Automotive            438,800 ++++Collins & Aikman Group Inc.                 3,416,149        3,510,400        0.0
                                    284,900     Snap-On, Inc.                               9,013,519       12,072,638        0.1
                                                                                       --------------   --------------      ------
                                                                                           12,429,668       15,583,038        0.1

              Banking               300,000     Bank of New York                            7,966,376       12,600,000        0.2
                                    319,000     Bankers Trust Co.                           7,620,125        7,935,125        0.1
                                    129,500     Banknorth Group, Inc.                       1,865,422        4,111,625        0.1
                                    200,000     Barnett Banks Inc.                          8,134,897       11,050,000        0.1
                                    400,000     California Federal Bank                     3,469,896        5,900,000        0.1
                                    396,700     Charter One Financial, Inc.                 7,456,798       11,206,775        0.1
                                    800,000     Chemical Banking Corp. (c)                 29,541,409       45,500,000        0.5
                                  1,017,100     City National Corp.                         7,293,719       13,476,575        0.2
                                  1,000,000     Comerica Inc.                              26,977,513       33,625,000        0.4
                                    400,000     CoreStates Financial Corp.                 10,816,733       14,550,000        0.2
                                    707,800     First of America Bank                      25,666,256       30,169,975        0.4
                                  1,250,000     First Commerce Corp.                       31,823,468       38,437,500        0.5
                                  1,406,102     KeyCorp                                    41,572,512       47,455,943        0.6
                                    707,900     Mellon Bank Corp.                          25,343,868       35,483,488        0.4
                                    450,000     NBD Bancorp, Inc.                          13,768,555       17,100,000        0.2
                                    642,900     Onbancorp, Inc.                            17,898,523       18,804,825        0.2
                                    368,000     Oriental Bank and Trust+++++                5,050,248        5,428,000        0.1
                                     45,000     Premier Bancorp.                              708,437          922,500        0.0
                                  1,100,000     Republic New York Corp.                    49,526,909       64,487,500        0.8
                                     71,800     Roosevelt Financial Group, Inc.             1,115,413        1,139,825        0.0
                                    450,000     Southern National Corp.                     8,670,728       11,587,500        0.1
                                                                                       --------------   --------------      ------
                                                                                          332,287,805      430,972,156        5.3

              Communications        185,700     Comsat Corp.                                4,308,767        3,690,788        0.0
                                    104,500     GTE Corp.                                   3,514,166        4,310,625        0.1
                                                                                       --------------   --------------      ------
                                                                                            7,822,933        8,001,413        0.1

              Computers             100,000     Boole & Babbage, Inc.                       1,329,492        3,575,000        0.0
                                    500,000     Borland International Corp.                 5,038,547        6,750,000        0.1
                                    100,000     International Business Machines Corp.       4,312,572        9,725,000        0.1
                                  1,100,000 ++++Unisys Corp.                               12,291,367        6,187,500        0.1
                                                                                       --------------   --------------      ------
                                                                                           22,971,978       26,237,500        0.3

              Conglomerates         125,000 ++++ADT Limited                                 1,434,405        1,750,000        0.0

              Construction &        153,800     Centex Corp.                                3,880,118        5,036,950        0.1
              Housing               500,000 ++++K. Hovnanian Enterprises, Inc.
                                                (Class A)                                   4,920,209        3,437,500        0.0
                                                                                       --------------   --------------      ------
                                                                                            8,800,327        8,474,450        0.1

              Construction          700,000     TJ International, Inc.                     12,547,379       12,075,000        0.1
              Products

              Energy & Petroleum    163,900     Ashland Coal, Inc.                          4,132,919        3,892,625        0.0
                                     49,500     Cabot Oil & Gas Corp. (Class A)               529,030          662,063        0.0
                                    200,000     Gerrity Oil & Gas Corp.                     2,532,464          725,000        0.0
                                    130,000     Helmerich & Payne, Inc. (c)                 2,773,423        3,363,750        0.0
                                     46,400     Mitchell Energy Development Corp.
                                                (Class A)                                     675,717          765,600        0.0
                                    174,350     Mitchell Energy Development Corp.
                                                (Class B)                                   2,755,451        2,833,188        0.0
                                     50,000     Murphy Oil Corp.                            1,899,720        1,893,750        0.0
                                    106,100 ++++Nuevo Energy Co.                            2,048,791        2,347,463        0.0
                                  1,500,000     Occidental Petroleum Corp.                 28,058,743       32,250,000        0.4
                                     61,200     Pennzoil Co.                                3,775,844        2,310,300        0.0
                                    235,828     Plains Resources, Inc.+++                   1,381,815        1,621,318        0.0
                                  1,094,247     Santa Fe Energy Resources, Inc.            10,119,883        9,711,442        0.1
                                    211,514 ++++Transamerica Refining Corp.
                                                (Warrants) (a)                                531,220          740,299        0.0
                                  1,170,600 ++++TransTexas Gas Corp.                       14,138,400       18,144,300        0.2
                                    600,000     USX-Marathon Group                         10,542,976       10,650,000        0.1
                                    138,800     Unocal Corp.                                3,272,336        3,643,500        0.0
                                                                                       --------------   --------------      ------
                                                                                           89,168,732       95,554,598        0.8

              Financial Services    737,800     Student Loan Marketing Association         31,844,221       43,437,975        0.5




SCHEDULE OF INVESTMENTS (continued)                                                                               (in US dollars)
                                     Shares                                                                  Value      Percent of
COUNTRY       Industries               Held         Common Stocks                           Cost           (Note 1a)    Net Assets
United States Food & Tobacco        300,000     Philip Morris Companies, Inc.          $   14,792,859   $   25,350,000        0.3%
(concluded)                         212,462     RJR Nabisco, Inc.                           5,842,716        6,533,207        0.1
                                                                                       --------------   --------------      ------
                                                                                           20,635,575       31,883,207        0.4

              Healthcare            360,000 ++++Advocat, Inc.+++++                          3,422,500        3,870,000        0.0
              Services              600,000     Baxter International, Inc.                 12,857,880       23,175,000        0.3
                                    400,000 ++++Beverly Enterprises, Inc.                   4,291,401        4,700,000        0.1
                                    546,500     US Surgical Corp.                          11,871,438       13,389,250        0.2
                                                                                       --------------   --------------      ------
                                                                                           32,443,219       45,134,250        0.6

              Index-Related  USD     40,800     Republic of Austria Stock Index
                                                Growth Notes due 8/15/1996                    432,941          683,400        0.0

              Industrial            200,000 ++++American Standard, Inc.                     6,011,000        5,350,000        0.1
                                    915,000     BW/IP Holdings, Inc.                       15,816,387       14,868,750        0.2
                                    179,802     Cooper Industries, Inc.                     6,534,892        6,068,318        0.1
                                                                                       --------------   --------------      ------
                                                                                           28,362,279       26,287,068        0.4

              Insurance             913,400     Ace, Ltd.                                  20,951,269       31,055,600        0.4
                                    200,000     Aetna Life & Casualty Co.                  10,524,804       14,075,000        0.2
                                    150,000     Alexander & Alexander Services, Inc.        2,461,336        3,356,250        0.0
                                    510,000     American General Corp.                     13,187,448       16,766,250        0.2
                                    571,000     Horace Mann Educators, Inc.                13,654,588       15,202,875        0.2
                                    640,200     Lincoln National Corp.                     23,466,317       28,568,925        0.3
                                    680,000     PartnerRe Holdings, Ltd.                   13,404,414       18,020,000        0.2
                                                                                       --------------   --------------      ------
                                                                                           97,650,176      127,044,900        1.5

              Metals                140,000     Aluminum Co. of America                     4,698,667        7,140,000        0.1
                                    200,000     Nucor Corporation                           8,824,828        9,625,000        0.1
                                    132,800     Reynolds Metals Co.                         5,801,771        6,689,800        0.1
                                                                                       --------------   --------------      ------
                                                                                           19,325,266       23,454,800        0.3

              Multi-Industry         90,000     Loews Corp.                                 7,934,294       13,196,250        0.2

              Natural Resources     210,519     Freeport-McMoRan Copper & Gold Inc.
                                                (Class B)                                   3,665,657        4,789,307        0.1

              Oil Services          150,000     Arethusa (Offshore) Ltd.                    1,610,522        2,906,250        0.0
                                    149,800 ++++Atwood Oceanics, Inc.                       1,238,663        2,902,375        0.0
                                  3,614,375     Noble Drilling Corp.                       25,124,880       25,300,625        0.3
                                                                                       --------------   --------------      ------
                                                                                           27,974,065       31,109,250        0.3

              Pharmaceuticals/      424,300 ++++Alteon Inc.                                 3,930,388        3,871,738        0.0
              Biotechnology         435,000 ++++Applied Immune Sciences, Inc.               6,160,143        5,002,500        0.1
                                    600,000     Bristol-Myers Squibb Co.                   33,254,124       45,750,000        0.5
                                    450,000     Merck & Co., Inc.                          15,115,266       25,875,000        0.3
                                                                                       --------------   --------------      ------
                                                                                           58,459,921       80,499,238        0.9

              Pollution Control     646,900     WMX Technologies, Inc.                     16,148,443       18,194,063        0.2

              Publishing            175,000     Gannett Co., Inc.                           8,375,486        9,515,625        0.1
                                    301,500     New York Times Co. (Class A)                7,158,778        8,366,625        0.1
                                    140,138     Times Mirror Co. (Class A)                  3,016,629        4,064,002        0.1
                                                                                       --------------   --------------      ------
                                                                                           18,550,893       21,946,252        0.3

              Real Estate            44,200     CBL & Associates Properties, Inc.             911,625          939,250        0.0
              Investment Trusts     504,600     Carr Realty Corp.                          10,031,714        9,587,400        0.1
                                    500,000     First Union Real Estate Investments         3,764,840        3,562,500        0.0
                                    661,300     Mid-America Realty Investments              6,616,640        5,207,738        0.1
                                    100,000     Mid-Atlantic Realty Trust Co.                 917,500          825,000        0.0
                                    830,000     Prime Residential, Inc.                    13,262,250       14,525,000        0.2
                                    400,000     Taubman Centers, Inc.                       3,807,537        3,850,000        0.0
                                                                                       --------------   --------------      ------
                                                                                           39,312,106       38,496,888        0.4

              Restaurants           300,000     Buffets, Inc.                               3,157,818        3,750,000        0.0

              Retail Stores         608,500     Baker (J.), Inc.                           10,187,765        3,498,875        0.0
                                    643,200 ++++Burlington Coat Factory Warehouse           7,035,315        7,155,600        0.1
                                    516,900 ++++Buttrey Food & Drug Stores Co.+++++         4,084,486        3,812,138        0.0
                                    105,000     Dayton-Hudson Corp.                         6,995,242        7,218,750        0.1
                                  1,110,000 ++++Filene's Basement Corp.+++++               10,092,619        3,607,500        0.0
                                  1,373,500 ++++Payless Cashways, Inc.                     17,027,625        7,897,625        0.1
                                    936,600 ++++The Vons Companies, Inc.                   15,500,535       23,766,225        0.3
                                                                                       --------------   --------------      ------
                                                                                           70,923,587       56,956,713        0.6

              Savings Banks         257,500     Bankers Corp.                               1,552,137        4,345,313        0.1
                                    320,000 ++++Brooklyn Bancorp, Inc. (e)                  8,076,252       12,600,000        0.2
                                  1,550,768 ++++Dime Bancorp, Inc.                         10,588,158       16,476,910        0.2
                                    196,400     Downey Savings & Loan Association           2,896,670        4,001,650        0.1
                                  1,700,553     Glendale Federal Savings Bank              14,904,352       27,208,848        0.3
                                    770,194     Glendale Federal Savings Bank
                                                (Warrants) (a)                                     --        5,295,084        0.1
                                                                                       --------------   --------------      ------
                                                                                           38,017,569       69,927,805        1.0

              Specialty Retailing   400,000     Sotheby's Holdings, Inc. (Class A)          4,879,559        5,550,000        0.1
                                    830,000 ++++Toys 'R' Us, Inc.                          20,640,978       18,156,250        0.2
                                                                                       --------------   --------------      ------
                                                                                           25,520,537       23,706,250        0.3

              Telecommunications    123,057 ++++Cox Communication, Inc.                     1,820,315        2,307,319        0.0

              Textiles            2,825,200 ++++Burlington Industries, Inc.+++++           37,451,653       31,430,350        0.4

              Utilities--         1,250,000     Allegheny Power System, Inc.               27,315,551       32,968,750        0.4
              Electric & Gas        125,000     CMS Energy Corp.                            2,290,025        3,453,125        0.0
                                  2,101,000     Centerior Energy Corp.                     28,664,979       21,010,000        0.3
                                    100,000     Consolidated Edison Company, Inc.           2,923,495        3,037,500        0.0
                                  1,780,000     Entergy Corp.                              47,516,856       50,730,000        0.6
                                    475,000     FPL Group, Inc.                            14,363,265       19,890,625        0.2
                                    300,000     General Public Utilities Corp.              8,663,891        9,375,000        0.1
                                     40,446 ++++Great Bay Power Corp.                       2,549,753          313,456        0.0
                                  1,500,000     Niagara Mohawk Power Corp.                 23,789,306       16,125,000        0.2
                                    844,600     Texas Utilities Co.                        26,942,999       31,039,050        0.4
                                  1,148,800     Unicom Corporation                         27,549,620       37,623,200        0.4
                                                                                       --------------   --------------      ------
                                                                                          212,569,740      225,565,706        2.6

              Utilities--Gas        115,650     Atmos Energy Corp.                          1,445,257        2,110,612        0.0

                                                Total Common Stocks in the
                                                United States                           1,328,651,101    1,564,601,671       18.3


                                                Total Investments in Common Stocks      2,517,484,717    2,878,487,712       33.2




SCHEDULE OF INVESTMENTS (continued)                                                                               (in US dollars)
                                     Shares                                                                  Value      Percent of
COUNTRY       Industries               Held         Equity Closed-End Funds                 Cost           (Note 1a)    Net Assets
Austria       Financial Services    320,000     Austria Fund (USD)                     $    2,642,432   $    2,520,000        0.0%

                                                Total Equity Closed-End Funds
                                                in Austria                                  2,642,432        2,520,000        0.0


Ireland       Financial Services    150,000     Irish Investment Fund, Inc. (USD)           1,086,041        1,687,500        0.0

                                                Total Equity Closed-End Funds
                                                in Ireland                                  1,086,041        1,687,500        0.0


Italy         Financial Services    150,000     Italy Fund (USD)                            1,198,520        1,125,000        0.0

                                                Total Equity Closed-End Funds
                                                in Italy                                    1,198,520        1,125,000        0.0

Portugal      Financial Services     39,500 ++++Capital Portugal Fund                       2,052,116        3,532,470        0.0
                                     25,600     Jakarta Growth Fund (USD)                     158,080          227,200        0.0
                                     40,000     Portugal Fund (USD)                           360,368          465,000        0.0
                                                                                       --------------   --------------      ------
                                                                                            2,570,564        4,224,670        0.0

                                                Total Equity Closed-End Funds
                                                in Portugal                                 2,570,564        4,224,670        0.0


Spain         Financial Services    300,100     Growth Fund of Spain, Inc. (USD)            2,630,827        3,151,050        0.0

                                                Total Equity Closed-End Funds
                                                in Spain                                    2,630,827        3,151,050        0.0


United States Financial Services    166,666     European Warrant Fund                       1,363,723        1,187,495        0.0

                                                Total Equity Closed-End Funds
                                                in the United States                        1,363,723        1,187,495        0.0


                                                Total Investments in Equity Closed-
                                                End Funds                                  11,492,107       13,895,715        0.0


                                                     Preferred Stocks

Germany       Multi-Industry         45,000     R.W.E. AG                                   8,725,424       12,781,179        0.2

                                                Total Preferred Stocks in Germany           8,725,424       12,781,179        0.2


New Zealand   Finance             5,585,700     Brierly Investments, Ltd.
                                                (9% Convertible)                            3,515,477        3,980,884        0.1

                                                Total Preferred Stocks in New Zealand       3,515,477        3,980,884        0.1


Norway        Financial Services    175,000     A/S Eksportfinans (8.70%) (USD)             4,377,500        4,571,875        0.1

                                                Total Preferred Stocks in Norway            4,377,500        4,571,875        0.1


Spain         Banking               225,000     Santander Overseas Bank (8%, Series D)
                                                (USD)                                       5,463,250        5,568,750        0.1

                                                Total Preferred Stocks in Spain             5,463,250        5,568,750        0.1

United        Engineering           750,000     AMEC PLC (6.50% Convertible)                  968,501          747,259        0.0
Kingdom
              Retail Stores         545,000 ++++Signet Group (Convertible)
                                                (ADR)++ (USD)                               2,194,907        4,223,750        0.1

                                                Total Preferred Stocks in the
                                                United Kingdom                              3,163,408        4,971,009        0.1


United States Automobiles &          20,000     Ford Motor Co. (8.40% Convertible,
              Equipment                         Series A)                                   1,000,000        1,880,000        0.0

              Banking                55,000     California Federal Bank (10.625%)           5,500,000        6,022,500        0.1
                                    100,000     First Nationwide Bank (11.50%)             10,000,000       11,400,000        0.1
                                    100,000     Fourth Financial Corp. (Convertible,
                                                Class A)                                    2,500,000        3,200,000        0.0
                                    130,300     Marine Midland Banks, Inc. (Adjustable
                                                Rate, Series A)                             5,219,925        5,847,212        0.1
                                    100,000     Onbancorp, Inc. (6.75% Convertible,
                                                Series B)                                   2,668,750        2,650,000        0.0
                                                                                       --------------   --------------      ------
                                                                                           25,888,675       29,119,712        0.3

              Energy &              150,000 ++++Grant Tensor Corp. (9.75% Convertible)      1,853,375        2,250,000        0.0
              Petroleum              64,219     Santa Fe Energy Resources, Inc. (7%)          954,075        1,163,969        0.0
                                    460,000     Santa Fe Energy Resources, Inc.
                                                (Convertible, Class A)                      4,082,500        4,485,000        0.1
                                                                                       --------------   --------------      ------
                                                                                            6,889,950        7,898,969        0.1

              Health Care         1,080,000     US Surgical Corp. (Convertible)            24,354,000       31,185,000        0.4

              Homebuilding &        165,800     Beazer Homes USA, Inc. (Exchangable,
              Construction                      Series A)                                   4,145,000        4,621,675        0.1

              Natural Resources      85,000     Alumax Inc. (Convertible, Series A)         7,240,312       10,561,250        0.1
                                    150,000     Cyprus Amax Minerals Co. (Convertible,
                                                Series A)                                   9,188,313        9,000,000        0.1
                                    348,700     Freeport-McMoRan Copper & Gold, Inc.
                                                (Convertible)                               7,918,834        8,325,212        0.1
                                    219,000     Freeport-McMoRan Inc.
                                                (Convertible--Gold)                         7,703,330        7,336,500        0.1
                                                                                       --------------   --------------      ------
                                                                                           32,050,789       35,222,962        0.4

              Oil Service           447,200     Noble Drilling Corp. (Convertible)         10,745,382       10,732,800        0.1

              Paper & Forest        200,000     Boise Cascade Corp. (Convertible,
              Products                          Series G)                                   4,225,000        6,100,000        0.1
                                    288,200     James River Corp. of Virginia
                                                (9% Convertible, Series P)                  4,971,450        8,790,100        0.1
                                                                                       --------------   --------------      ------
                                                                                            9,196,450       14,890,100        0.2

              Publishing             59,862     Times Mirror Company (Convertible,
                                                Series B)                                   1,340,838        1,444,171        0.0

              Real Estate           728,000     Catellus Development Corp.
                                                (7.25% Convertible Exchangeable,
                                                Series B)                                  33,521,250       27,664,000        0.3

              Real Estate           666,000     National Health Investors, Inc.
              Investment                        (8.50% Convertible)                        16,650,000       18,065,250        0.2
              Trusts                585,000     Prime Retail, Inc. (8.50% Convertible,
                                                Series B)                                  10,456,875       10,749,375        0.1
                                    835,500     Prime Retail, Inc. (10.50%)                19,316,161       16,292,250        0.2
                                                                                       --------------   --------------      ------
                                                                                           46,423,036       45,106,875        0.5

              Savings Banks         619,900     Glendale Federal Savings Bank
                                                (8.75% Convertible, Series E)              15,070,337       26,113,287        0.3

                                                Total Preferred Stocks in the
                                                United States                             210,625,707      235,879,551        2.7


                                                Total Investments in Preferred Stocks     235,870,766      267,753,248        3.3




SCHEDULE OF INVESTMENTS (continued)                                                                                (in US dollars)
                          Currency     Face                                                                 Value       Percent of
COUNTRY       Industries Denomination Amount          Fixed-Income Securities              Cost           (Note 1a)     Net Assets
Argentina     Banking    USD     22,000,000     Banco de Galicia y Buenos Aires S.A.
                                                de C.V., 9% due 11/01/2003             $   21,506,460   $   16,610,000        0.2%
                                                Banco Rio de la Plata:
                         USD     47,500,000       (Class 3), 8.50% due 7/15/1998           47,908,125       44,531,250        0.5
                         USD     56,000,000        8.75% due 12/15/2003                    47,165,825       42,910,000        0.5
                                                                                       --------------   --------------      ------
                                                                                          116,580,410      104,051,250        1.2

              Government                        Republic of Argentina:
              Obliga-    USD    145,000,000       Discount Notes, 6.875% due
              tions                               3/31/2023                               105,765,218       81,743,750        1.0
                         USD    165,000,000       Floating Rate Bonds, Series L,
                                                  6.812% due 3/31/2005                     86,090,000       97,968,750        1.2
                         USD     22,500,000       Global Bonds, 8.375% due 12/20/2003      16,943,750       16,368,750        0.2
                         USD    324,000,000       Par Bonds, 5% due 3/31/2023             163,326,307      154,305,000        1.8
                                                                                       --------------   --------------      ------
                                                                                          372,125,275      350,386,250        4.2

                                                Total Fixed-Income Securities in
                                                Argentina                                 488,705,685      454,437,500        5.4


Australia     Building & USD     26,410,000     Lend Lease Finance International,
              Construction                      4.75% due 6/01/2003                        28,765,793       30,899,700        0.4

              Food       USD     14,000,000     Burns, Philp & Company Ltd.,
              Processing                        Convertible Bonds, 5.50% due 4/30/2004     11,976,950       11,900,000        0.1

                                                Total Fixed-Income Securities
                                                in Australia                               40,742,743       42,799,700        0.5


Brazil        Government USD     35,000,000     Brazil Exit Bonds, 6% due 9/15/2013        19,572,768       17,762,500        0.2
              Obligations                       Republic of Brazil:
                         USD     37,050,000       6.687% due 1/01/2001 (d)                 28,959,563       31,677,750        0.4
                         USD      5,000,000       Discount Notes, 6.812% due 4/15/2024      3,100,000        2,968,750        0.0
                         USD    200,000,000       Par Z-L Step Up, 4.25% due 4/15/2024     77,492,950       97,000,000        1.1
                                                                                       --------------   --------------      ------
                                                                                          129,125,281      149,409,000        1.7

              Media/     USD     15,000,000     Abril S.A., 12% due 10/25/2003             15,030,000       14,981,250        0.2
              Publishing

                                                Total Fixed-Income Securities
                                                in Brazil                                 144,155,281      164,390,250        1.9


Canada        Cable      CAD      7,545,000     Rogers Cablesystem Inc., 9.65% due
                                                1/15/2014                                   4,397,424        4,850,960        0.1

              Hotel/     USD     23,500,000     Four Seasons Hotel, Inc., 9.125% due
              Leisure                           7/01/2000+++                               23,401,875       22,971,250        0.3

              Industria  USD     77,000,000     International Semi-Tech Micro-
                                                electronics Inc., 11.50% due
                                                8/15/2003 (b)                              45,133,076       39,847,500        0.5

              Oil &                             Mark Resources Inc., Convertible
              Related                                 Bonds:
                         CAD      7,250,000       7% due 4/15/2002                          5,052,564        4,701,826        0.1
                         CAD      1,250,000       8% due 11/30/2004                           943,556          866,567        0.0
                         CAD     14,500,000     Talisman Energy Inc. (Ex-Warrants),
                                                8.50% due 12/01/2000                       11,040,982       10,754,752        0.1
                                                                                       --------------   --------------      ------
                                                                                           17,037,102       16,323,145        0.2

              Paper &    CAD      2,000,000     Macmillan Bloedel Limited,
              Forest                            Convertible Bonds, 5% due 5/01/2007         1,024,416        1,177,786        0.0
              Products

              Real                              Olympia & York Inc.+++:
              Estate     CAD     57,194,000       Series 1, 10.70% due 11/04/1995          29,626,733       29,097,954        0.3
                         CAD     34,000,000       Series 2, 11% due 11/04/1998             18,060,242       17,297,801        0.2
                                                                                       --------------   --------------      ------
                                                                                           47,686,975       46,395,755        0.5

              Resources  CAD     52,000,000     Sherritt, Inc., 11% due 3/31/2004          37,605,634       39,440,924        0.5
                         USD     32,500,000     Sifto Canada, Inc., 8.50% due
                                                7/15/2000                                  32,375,188       30,468,750        0.4
                                                                                       --------------   --------------      ------
                                                                                           69,980,822       69,909,674        0.9

                                                Total Fixed-Income Securities
                                                in Canada                                 208,661,690      201,476,070        2.5


France        Auto-      FRF          5,500     Peugeot, Convertible Bonds, 2% due
              mobiles                           1/01/2001                                     992,341        1,088,852        0.0

              Banking    FRF         58,000     Societe Generale, Convertible Bonds
                                                (New), 3.50% due 1/01/2000                  7,499,838        8,632,613        0.1

              Government ECU      2,000,000     Credit Local de France, 8.683% due
              Obligations                       10/16/2001 (b)                              1,696,399        1,682,925        0.0
                                                Government of France:
                         FRF    285,000,000       7.75% due 10/25/2005                     58,508,973       60,156,618        0.7
                         FRF    832,000,000       8.50% due 10/25/2019                    160,403,364      180,912,519        2.1
                         ECU    151,000,000       8.25% due 4/25/2022                     173,488,921      195,134,057        2.3
                                                                                       --------------   --------------      ------
                                                                                          394,097,657      437,886,119        5.1

              Industrial FRF         30,000     Alcatel Alsthom, Convertible Bonds,
                                                2.50% due 1/01/2004                         3,926,887        4,627,843        0.1

              Insurance  FRF         35,500     Finaxa, Convertible Bonds, 3% due
                                                1/01/2001                                   9,060,172       10,436,687        0.1

              Multi-     FRF          8,713     Compagnie Generale des Eaux,
              Industry                          Convertible Bonds, 6% due 1/01/1998         4,859,722        5,743,855        0.1

                                                Total Fixed-Income Securities
                                                in France                                 420,436,617      468,415,969        5.5

Germany       Banking    DEM      2,310,000     Commerzbank AG, Floating Rate
                                                Convertible Bonds, 2% due 6/15/2001         1,556,456        2,311,973        0.0

              Government DEM    275,000,000     Bundesrepublic Deutscheland, 7.75% due
              Obligations                       10/01/2004                                200,300,000      209,656,179        2.5
                         DEM    137,000,000     Treuhandanstalt, 7.50% due 9/09/2004       88,369,351      104,066,558        1.2
                                                                                       --------------   --------------      ------
                                                                                          288,669,351      313,722,737        3.7

              Government DEM     64,000,000     Baden-Wuerttemberg, 6.20% due
              Obligations                       11/22/2013                                 37,148,769       44,282,460        0.5
              --Regional DEM     57,500,000     Freie Hansestadt Hamburg, 6.08% due
                                                11/29/2018                                 33,152,404       39,539,436        0.5
                         DEM    168,000,000     Land Hessen, 6% due 11/29/2013             96,916,825      114,626,993        1.3
                         DEM    110,000,000     Mecklenberg Vorpommern, 6.15% due
                                                6/16/2023                                  61,012,437       73,291,572        0.9
                         DEM    134,950,000     Nordrhein-Westfalen, 6.125% due
                                                12/21/2018                                 77,420,913       92,797,338        1.1
                                                Rheinland-Pfalz:
                         DEM     33,000,000       5.75% due 2/24/2014                      18,324,663       22,046,199        0.3
                         DEM     64,000,000       6.08% due 11/29/2018                     36,935,547       43,781,321        0.5
                         DEM     47,000,000       Sachsen-Anhalt, 6% due 1/10/2014         26,915,615       31,783,884        0.4
                                                                                       --------------   --------------      ------
                                                                                          387,827,173      462,149,203        5.5

              Industrial USD      1,000,000     Siemens Corp. (with Warrants), 8% due
                                                6/24/2002 (a)                               1,318,750        1,360,200        0.0
              Utilities  USD      5,875,000     Veba International Finance (Warrants),
              --Electric                        6% due 4/06/2000 (a)                        7,083,300       10,535,050        0.1

                                                Total Fixed-Income Securities
                                                in Germany                                686,455,030      790,079,163        9.3


Hong Kong     Industrial USD     11,300,000     Johnson Electric Holdings Ltd.,
                                                Convertible Bonds, 4.50% due 11/05/2000    10,093,905       10,113,500        0.1%

              Retail     USD     11,500,000     Dairy Farm International Holdings Ltd.
                                                (Preferred), 6.50% due 5/10/2049            9,118,375        8,653,750        0.1

                                                Total Fixed-Income Securities in
                                                Hong Kong                                  19,212,280       18,767,250        0.2


Indonesia     Industrial USD      2,000,000     PT Indorayon, Convertible Bonds,
                                                5.50% due 10/01/2002                        2,363,125        2,170,000        0.0

                                                Total Fixed-Income Securities
                                                in Indonesia                                2,363,125        2,170,000        0.0

SCHEDULE OF INVESTMENTS (continued)                                                                                (in US dollars)
                          Currency     Face                                                                 Value       Percent of
COUNTRY       Industries Denomination Amount          Fixed-Income Securities              Cost           (Note 1a)     Net Assets
Italy         Telecom-                          Softe SA-LUX:
              munica-    ITL 11,500,000,000       Convertible Bonds, 4.25% due
              tions                               7/30/1998                            $    7,894,814   $    8,383,083        0.1%
                         ITL 16,760,000,000       (Ex-Warrants), 8.75% due 3/24/1997       10,756,360       10,151,001        0.1

                                                Total Fixed-Income Securities in Italy     18,651,174       18,534,084        0.2


Japan         Auto-      JPY    400,000,000     Toyota Motor Corp., Convertible Bonds,
              mobiles                           1.20% due 1/28/1998                         2,477,431        4,176,471        0.1
              & Equipment

              Elec-      JPY    988,000,000     Matsushita Electric Works, Convertible
              tronics                           Bonds, 2.70% due 5/31/2002                  9,691,544       11,061,725        0.1

              Insurance  JPY     13,000,000     Mitsui Marine & Fire Insurance Co.,
                                                Ltd., 0.70% due 3/31/2003                     118,211          124,265        0.0
                         JPY      8,000,000     Nichido Fire & Marine Insurance Co.,
                                                Ltd., 1% due 3/31/2003                         75,240           78,431        0.0
                                                                                       --------------   --------------      ------
                                                                                              193,451          202,696        0.0

                                                Total Fixed-Income Securities
                                                in Japan                                   12,362,426       15,440,892        0.2


Korea         Energy     USD      6,250,000     Ssangyong Oil Corp., 3.75% due
                                                12/31/2008                                  6,681,062        6,531,250        0.1

                                                Total Fixed-Income Securities in Korea      6,681,062        6,531,250        0.1

Mexico        Government USD    165,500,000     Banco Nacional (BNCE), 7.25% due
              Obligations                       2/02/2004                                 134,186,200      120,401,250        1.4
                         USD     32,500,000     Petroleos Mexicanos, 8.625% due
                                                12/01/2023+++                              15,772,500       22,343,750        0.3
                                                United Mexican States:
                         USD     18,583,000       8.50% due 9/15/2002                      15,096,445       15,377,432        0.2
                         USD     85,000,000       Floating Notes, Series A, 6.765% due
                                                  12/31/2019                               72,678,394       56,843,750        0.7
                         USD     38,000,000       Floating Notes, Series B, 7.187% due
                                                  12/31/2019                               32,685,337       25,412,500        0.3
                         USD     25,000,000       Par Bonds, Series B, 6.25% due
                                                  12/31/2019                               11,703,858       14,656,250        0.2
                                                United Mexican States, Rights:
                         USD     83,460,000       (Series A)                                       --               --        0.0
                         USD    130,764,000       (Series B)                                       --               --        0.0

                                                Total Fixed-Income Securities
                                                in Mexico                                 282,122,734      255,034,932        3.1


New Zealand   Utilities  NZD      2,000,000     Natural Gas Corp. Holdings, Convertible
              --Gas                             Bonds, 10.50% due 10/14/1997                1,186,318        2,626,402        0.0

                                                Total Fixed-Income Securities in
                                                New Zealand                                 1,186,318        2,626,402        0.0


Portugal      Banking    ECU     19,300,000     Banco Commercial Portuguese, Convertible
                                                Bonds, 8.75% due 5/21/2002                 26,468,747       26,072,023        0.3

                                                Total Fixed-Income Securities
                                                in Portugal                                26,468,747       26,072,023        0.3


Singapore     Paper &    USD     19,500,000     APP International Finance, 11.75% due
              Forest                            10/01/2005                                 19,500,000       19,792,500        0.2
              Products

                                                Total Fixed-Income Securities
                                                in Singapore                               19,500,000       19,792,500        0.2


South Africa  Metals     USD      5,000,000     Samancor Ltd., 7% due 6/30/2004             4,793,750        4,825,000        0.1

                                                Total Fixed-Income Securities in
                                                South Africa                                4,793,750        4,825,000        0.1


Spain         Government ESP 30,275,000,000     Government of Spain, 10% due 2/28/2005    218,935,863      235,919,086        2.8
              Obligations
                                                Total Fixed-Income Securities
                                                in Spain                                  218,935,863      235,919,086        2.8

Sweden        Industrial ECU      7,000,000     SKF--AB Lyons, Convertible Bonds,
                                                8.01% due 7/26/2002 (b)                     5,450,776        5,344,794        0.1

              Multi-     ECU      1,000,000     Investor International Placements,
              Industry                          Convertible Bonds, 7.25% due 6/21/2001      1,001,412        1,585,818        0.0

                                                Total Fixed-Income Securities
                                                in Sweden                                   6,452,188        6,930,612        0.1


Switzerland   Chemicals  USD     24,945,000     Ciba-Geigy Corp., Convertible Bonds,
                                                6.25% due 3/15/2016+++                     25,632,050       24,945,000        0.3

              Industrial CHF      1,401,000     Ciba-Geigy AG, Convertible Bonds,
                                                2% due 8/09/1998                            1,178,587        1,949,954        0.0

              Newspaper/ CHF      3,020,000     News International PLC, 5.375% due
              Publishing                        4/30/1996                                   1,115,703        2,691,195        0.0

                                                Total Fixed-Income Securities in
                                                Switzerland                                27,926,340       29,586,149        0.3


Taiwan        Metals/    USD      2,220,000     Tung Ho Steel Enterprise, Convertible
              Steel                             Bonds, 4% due 7/26/2001                     2,243,700        2,597,400        0.0

                                                Total Fixed-Income Securities
                                                in Taiwan                                   2,243,700        2,597,400        0.0


United        Building   GBP      3,250,000     Redland Capital PLC, Convertible Bonds,
Kingdom       Materials                         7.25% due 1/28/2002                         5,382,804        4,780,084        0.1

              Energy     GBP     29,990,000     Elf Enterprises Finance PLC,
                                                Convertible Bonds, 8.75% due 6/27/2006     48,109,352       46,954,893        0.6

              Financial  GBP      3,550,000     SG Warburg Group, Convertible Bonds,
              Services                          6.50% due 8/04/2008                         5,416,350        4,772,176        0.1
                         GBP     11,600,000     TransAtlantic Holdings PLC,
                                                Convertible Bonds, 5.50% due 4/30/2009     14,179,895       14,584,593        0.2
                                                                                       --------------   --------------      ------
                                                                                           19,596,245       19,356,769        0.3

              Food &     GBP        750,000     Allied Domecq PLC, 6.75% due 7/07/2008      1,119,092        1,147,576        0.0
              Beverage

              Foods      GBP      7,750,000     Tate & Lyle International, Convertible
                                                Bonds, 5.75% due 3/21/2001                 10,092,554       10,448,773        0.1

              Government GBP     32,000,000     U.K.T.N., Bond, 6.75% due 11/26/2004       47,302,702       46,749,140        0.6
              Obligations

              Industrial USD      2,000,000     HIH Capital Ltd., Convertible Bonds,
                                                7.50% due 9/25/2006                         1,665,000        1,440,000        0.0
                         USD      1,890,000     HIH Capital Ltd., Convertible Bonds
                                                (Bearer), 7.50% due 9/25/2006+++            1,005,400        1,379,700        0.0
                                                                                       --------------   --------------      ------
                                                                                            2,670,400        2,819,700        0.0

              Multi-     GBP      4,875,000     English China Clays PLC, Convertible
              Industry                          Bonds, 6.50% due 9/30/2003                  8,364,034        7,208,675        0.1
                         GBP      6,375,000     Hanson PLC, 9.50% due 1/31/2006            11,769,997       10,157,678        0.1
                                                                                       --------------   --------------      ------
                                                                                           20,134,031       17,366,353        0.2

              Real       GBP        500,000     Land Securities PLC, Convertible Bonds,
              Estate                            6.75% due 12/31/2002                          679,603          769,004        0.0

              Retail     GBP      8,350,000     Sainsbury (J.) PLC, Convertible Bonds,
                                                8.50% due 11/19/2005                       16,072,715       16,506,906        0.2

              Utilities  GBP      2,000,000     National Power PLC, Convertible Bonds,
                                                6.25% due 9/23/2008                         3,262,275        3,597,912        0.0

                                                Total Fixed-Income Securities in the
                                                United Kingdom                            174,421,773      170,497,110        2.1




SCHEDULE OF INVESTMENTS (continued)                                                                                (in US dollars)
                          Currency     Face                                                                 Value       Percent of
COUNTRY       Industries Denomination Amount          Fixed-Income Securities              Cost           (Note 1a)     Net Assets
United        Aerospace  USD      2,750,000     Rohr Industries, Inc., Convertible
States                                          Bonds, 7.75% due 5/15/2004             $    2,750,000   $    3,932,500        0.1%

              Airlines                          USAir Inc.:
                         USD      4,337,927       9.33% due 1/01/2006                       4,229,913        3,871,600        0.0
                         USD     19,300,000       10.375% due 3/01/2013                    17,593,625       18,528,000        0.2
                         USD      7,500,000     USAir Pass Thru, 9.625% due
                                                9/01/2003 (d)                               7,495,625        7,181,250        0.1
                                                                                       --------------   --------------      ------
                                                                                           29,319,163       29,580,850        0.3

              Banking    USD     14,250,000     Berkeley Federal Bank, 12% due
                                                6/15/2005                                  14,250,000       14,570,625        0.2
                         USD      3,000,000     Roosevelt Financial Group, Inc.,
                                                9.50% due 8/01/2002                         3,000,000        3,005,400        0.0
                                                                                       --------------   --------------      ------
                                                                                           17,250,000       17,576,025        0.2

              Building & USD     39,250,000     United International Holdings, Inc.,
              Construction                      14% due 11/15/1999 (b) (i)                 22,718,503       24,335,000        0.3

              Building   USD     15,000,000     DalTile International, Inc., 11.955%
              Materials                         due 7/15/1998 (b)                          10,581,301       11,325,000        0.1
                         USD     41,100,000     Tarkett AG, 9% due 3/01/2002               39,413,750       43,566,000        0.5
                                                                                       --------------   --------------      ------
                                                                                           49,995,051       54,891,000        0.6

              Cable/     USD     15,000,000     Bell Cablemedia PLC, 11.875% due
              Telecom-                          9/15/2005+++                                8,549,312        9,000,000        0.1
              munications

              Chemicals  USD     10,000,000     Laroche Industries Inc., 13% due
                                                8/15/2004                                  10,325,000       10,600,000        0.1

              Computers  USD     15,225,000     Dell Computer Corp., 11% due 8/15/2000     15,322,187       16,823,625        0.2

              Energy     USD     12,374,000     Transamerican Refining Corp., 18.29%
                                                due 2/15/2002 (b)                           7,776,958        8,599,930        0.1
                         USD     30,000,000     TransTexas Gas Corp., 11.50% due
                                                6/15/2002                                  30,000,000       31,350,000        0.4
                                                                                       --------------   --------------      ------
                                                                                           37,776,958       39,949,930        0.5

              Financial  CHF      4,010,000     Chrysler Financial Corp., 5.75% due
              Services                          6/18/1996                                   1,914,011        3,599,943        0.0
                         USD     20,000,000     First City Financial Corp., Ltd., 9%
                                                due 9/30/1997                              19,877,500       19,900,000        0.2
                                                Lomas Mortgage USA, Inc.:
                         USD     11,000,000       9.75% due 10/01/1997                     10,465,250        5,472,500        0.1
                         USD      7,500,000       10.25% due 10/01/2002                     7,000,000        3,731,250        0.0
                         USD      2,008,000     US Trails, Senior Secured Notes, 12%
                                                due 7/15/1998                               1,642,685        1,265,040        0.0
                                                                                       --------------   --------------      ------
                                                                                           40,899,446       33,968,733        0.3

              Health     USD      7,200,000     Cetus (Chiron) Corp., Convertible
              Care                              Bonds, 5.25% due 5/21/2002                  5,220,250        6,840,000        0.1
                         USD      8,500,000     Mediq/PRN, Senior Notes, 11.125% due
                                                7/01/1999                                   8,845,000        8,202,500        0.1
                                                                                       --------------   --------------      ------
                                                                                           14,065,250       15,042,500        0.2

              Home-      USD     31,950,000     Baldwin Co., 10.375% due 8/01/2003+++      30,215,562       14,377,500        0.2
              building & USD     37,500,000     Beazer Homes USA, Inc., 9% due
              Construc-                         3/01/2004                                  35,597,000       36,000,000        0.4
              tion       USD     18,500,000     K. Hovnanian Enterprises, 9.75% due
                                                6/01/2005                                  17,970,000       15,725,000        0.2
                         USD     30,000,000     MDC Holdings Inc., 11.125% due
                                                12/15/2003                                 28,916,500       28,275,000        0.3
                         USD     28,250,000     Presley Companies, Senior Notes,
                                                12.50% due 7/01/2001                       28,190,312       22,882,500        0.3
                         USD      3,500,000     Webb (Del E.) Corp., 9% due 2/15/2006       2,734,375        3,246,250        0.0
                                                                                       --------------   --------------      ------
                                                                                          143,623,749      120,506,250        1.4

              Hospital   USD      1,000,000     Novacare, Inc., Convertible Bonds,
              Management                        5.50% due 1/15/2000                           857,500          860,000        0.0

              Industrial USD     22,000,000     AM General Corp., 12.875% due
                                                5/01/2002                                  21,834,060       21,780,000        0.3
                         USD     10,000,000     Acetex Corporation, 9.75% due
                                                10/01/2003+++                               9,956,300       10,275,000        0.1
                         USD     20,000,000     Crown Packaging Ltd., 10.75% due
                                                11/01/2000                                 20,000,000       19,800,000        0.2
                         USD     10,000,000     Easco Corp., 10% due 3/15/2001             10,005,000        9,900,000        0.1
                         USD     22,000,000     Envirotest Systems Corp., 9.125% due
                                                3/15/2001                                  20,517,210       17,380,000        0.2
                         USD     27,250,000     Genmar Holdings, Inc., 13.50% due
                                                7/15/2001                                  27,127,100       26,705,000        0.3
                         USD      8,590,000     Hanson America, Convertible Bonds,
                                                2.39% due 3/01/2001                         6,647,976        6,914,950        0.1
                         USD      2,350,000     MDC Holdings, Inc., Convertible Bonds,
                                                8.75% due 12/15/2005                        2,021,000        2,350,000        0.0
                         USD      9,000,000     Merisel, Inc., 12.50% due 12/31/2004        9,000,000        6,750,000        0.1
                         USD     30,500,000     Plastic Specialties & Technology,
                                                Inc., 11.25% due 12/01/2003                30,540,000       27,450,000        0.3
                         USD      7,500,000     Portola Packaging Inc., 10.75% due
                                                10/01/2005                                  7,526,250        7,668,750        0.1
                                                                                       --------------   --------------      ------
                                                                                          165,174,896      156,973,700        1.8

              Insurance  USD      7,750,000     Horace Mann Educators, Inc.,
                                                Convertible Bonds, 6.50% due
                                                12/01/1999 (b)                              7,682,500        7,846,875        0.1
                         USD     22,500,000     Mutual Life Insurance Co., N.Y.,
                                                11.25% due 8/15/2024 (b)                   14,859,187       17,662,500        0.2
                         USD     12,500,000     Nacolah Holding Corp., 9.50% due
                                                12/01/2003                                 12,500,000       12,250,000        0.1
                                                                                       --------------   --------------      ------
                                                                                           35,041,687       37,759,375        0.4

              Leisure &  USD      5,000,000     Rio Hotel & Casino Inc., 10.625%
              Tourism                           due 7/15/2005+++                            5,000,000        4,900,000        0.1

              Merchand-  USD     12,000,000     Price Club Co., Convertible Bonds,
              ising                             5.50% due 2/28/2012                        11,213,250       11,700,000        0.1

              Oil &                             PDV America, Inc.:
              Related    USD     35,000,000       7.25% due 8/01/1998                      34,856,150       33,862,500        0.4
                         USD     10,000,000       7.75% due 8/01/2000                      10,062,500        9,550,000        0.1
                         USD      6,000,000     USX Marathon Oil Co., 7% due 6/15/2017      5,650,000        5,625,000        0.1
                                                                                       --------------   --------------      ------
                                                                                           50,568,650       49,037,500        0.6


              Packaging  USD     13,450,000     Anchor Glass Container Corp., 10.25%
              & Container                       due 6/30/2002                              12,815,164       12,037,750        0.1

              Real       USD     24,500,000     Alexander Haagen Properties Inc.,
              Estate                            Exchangeable Debentures, 7.25% due
                                                12/27/2003                                 24,348,750       23,213,750        0.3
                         USD     25,000,000     First Washington Realty, 8.25% due
                                                6/26/1999                                  25,000,000       24,750,000        0.3
                                                LTC Properties, Inc.:
                         USD     10,000,000       8.25% due 1/01/1999                      10,000,000       10,000,000        0.1
                         USD     10,000,000       8.50% due 1/01/2001                      10,000,000        9,950,000        0.1
                         USD     27,000,000     Malan Realty Investors, Inc.,
                                                Convertible Bonds, 8.50% due 7/01/2003     27,000,000       27,675,000        0.3
                         USD     23,845,781     RTC Commercial Mortgage, Class E,
                                                8.25% due 12/25/2020 (d)                   23,480,642       23,070,793        0.3
                                                                                       --------------   --------------      ------
                                                                                          119,829,392      118,659,543        1.4


SCHEDULE OF INVESTMENTS (continued)                                                                                (in US dollars)
                          Currency     Face                                                                 Value       Percent of
COUNTRY       Industries Denomination Amount          Fixed-Income Securities              Cost           (Note 1a)     Net Assets
United States Real       USD      7,000,000     Centerpoint Properties Corp.,
(concluded)   Estate                            Convertible Bonds, 8.22% due 1/15/2004 $    7,000,000   $    8,855,000        0.1%
              Investment USD     30,000,000     First Union Real Estate, 8.875% due
              Trusts                            10/01/2003                                 29,756,100       27,675,000        0.3
                         USD     12,500,000     Liberty Property Trust, Convertible
                                                Bonds, 8% due 7/01/2001                    12,500,000       12,812,500        0.2
                                                Meditrust, Convertible Bonds:
                         USD      5,000,000       7% due 3/01/1998                          5,035,000        5,562,500        0.1
                         USD      5,000,000       8.549% due 2/01/2000 (Series A)           5,000,000        5,250,000        0.1
                         USD     14,000,000       7.50% due 3/01/2001                      14,000,000       14,140,000        0.2
                         USD      5,000,000     Mid-Atlantic Realty Trust, Convertible
                                                Bonds, 7.625% due 9/15/2003                 4,875,000        4,237,500        0.1
                         USD      5,000,000     National Health Investors, Inc.,
                                                Convertible Bonds, 7.375% due 4/01/1998     5,125,000        5,475,000        0.1
                         USD     24,500,000     Nationwide Health Properties Inc.,
                                                Convertible Bonds, 6.25% due 1/01/1999     24,300,000       24,377,500        0.3
                         USD      5,500,000     Sizeler Property Investors, Inc.,
                                                Convertible Bonds, 8% due 7/15/2003         5,505,000        4,785,000        0.1
                                                                                       --------------   --------------      ------
                                                                                          113,096,100      113,170,000        1.6

              Resources  USD     32,500,000     Freeport-McMoRan Resources, 8.75% due
                                                2/15/2004                                  31,378,750       32,825,000        0.4

              Savings    USD     15,000,000     Crossland Federal Savings Bank, 9% due
              Banks                             9/01/2003                                  15,634,250       15,975,000        0.2
                         USD     21,400,000     First Federal Financial Corporation,
                                                11.75% due 10/01/2004                      21,401,250       21,614,000        0.3
                                                                                       --------------   --------------      ------
                                                                                           37,035,500       37,589,000        0.5

              Steel      USD     23,625,000     NS Group, Inc., 13.50% due
                                                7/15/2003 (g)                              22,545,928       19,608,750        0.2

              Super-     USD     41,650,000     Eagle Food Centers Inc., 8.625% due
              markets                           4/15/2000                                  37,200,837       23,740,500        0.3
                         USD      4,000,000     Pueblo Xtra International Inc., 9.50%
                                                due 8/01/2003                               3,666,250        3,820,000        0.0
                         USD     10,000,000     TLC Beatrice International Holdings
                                                Inc., 11.50% due 10/01/2005                10,000,000        9,775,000        0.1
                                                                                       --------------   --------------      ------
                                                                                           50,867,087       37,335,500        0.4

              Tele-      USD     41,750,000     American Telecasting Inc., 13.308%
              communi-                          due 8/15/2000 (b) (f)+++                   21,351,378       23,484,375        0.3
              cations    USD     20,500,000     Busse Broadcasting, 11.625% due
                                                10/15/2000+++                              19,671,800       19,782,500        0.2
                         USD      7,000,000     CAI Wireless Systems Inc., 12.25%
                                                due 9/15/2002                               7,000,000        7,420,000        0.1
                         USD     19,500,000     Call Net Enterprise, Inc., 13.07%
                                                due 12/01/2004 (b)                         11,546,121       13,796,250        0.2
                         USD     46,500,000     CellNet Data Systems (Warrants),
                                                9.1479% due 6/15/2005 (b) (h)+++           25,975,588       26,272,500        0.3
                         USD    100,000,000     Geotek Communications Inc., 15%
                                                due 7/15/2005 (b) (j)+++                   50,728,618       51,500,000        0.6
                                                Nextel Communications, Inc.  (b):
                         USD      3,000,000       11.21% due 9/01/2003                      2,217,161        1,740,000        0.0
                         USD     33,500,000       9.96% due 8/15/2004                      22,961,426       16,750,000        0.2
                         CAD      5,000,000     Rogers Communications Inc., 7.50%
                                                due 9/01/1999                               3,394,000        3,428,997        0.0
                                                                                       --------------   --------------      ------
                                                                                          164,846,092      164,174,622        1.9

              Textiles   USD     12,500,000     Consoltex Group, Inc., 11% due
              & Apparel                         10/01/2003                                 12,530,000       11,875,000        0.1
                         USD     23,500,000     Salant Corp., Secured, 10.50%
                                                due 12/31/1998                             23,030,000       19,622,500        0.2
                         USD     18,250,000     Texfi Industries, Inc., 8.75%
                                                due 8/01/1999                              17,930,300       14,873,750        0.2
                                                                                       --------------   --------------      ------
                                                                                           53,490,300       46,371,250        0.5

              Trans-     USD      8,625,000     Eletson Holdings Inc., 9.25% due
              portation                         11/15/2003                                  8,658,437        8,495,625        0.1
                         USD     22,000,000     OMI Corp., 10.25% due 11/01/2003           21,910,000       19,360,000        0.2
                                                                                       --------------   --------------      ------
                                                                                           30,568,437       27,855,625        0.3

              Utilities--                       CTC Mansfield Funding Corp.:
              Electric   USD       5,500,000      10.25% due 3/30/2003                      5,620,000        5,603,125        0.1
                         USD       5,000,000      11.125% due 9/30/2016                     5,350,000        5,187,500        0.1
                         USD      30,000,000    California Energy Co., Inc., 10.25%
                                                due 1/15/2004 (b)                          26,526,120       26,850,000        0.3
                         USD       8,000,000    Calpine Corp., Inc., 9.25% due
                                                2/01/2004                                   7,277,500        7,040,000        0.1
                                                Cleveland Electric Illuminating
                                                Company Inc., First Mortgage:
                         USD       5,000,000      9.30% due 7/26/1999                       5,437,500        5,043,750        0.1
                         USD      12,500,000      9.25% due 7/29/1999                      13,562,500       12,593,750        0.2
                         USD       3,000,000      9.05% due 8/15/2001                       3,093,750        2,985,000        0.0
                         USD       7,500,000      7.625% due 8/01/2002                      7,462,500        6,881,250        0.1
                         USD       5,000,000      7.375% due 6/01/2003                      4,700,000        4,468,750        0.1
                                                El Paso Funding:
                         USD       4,050,000      9.20% due 7/02/1997                       3,286,000        2,551,500        0.0
                         USD      25,000,000      10.375% due 1/02/2011                    21,170,000       15,750,000        0.2
                         USD      62,040,000      10.75% due 4/01/2013                     52,996,150       39,085,200        0.5
                         USD       7,500,000    Public Service Company of New Mexico,
                                                First PV Funding, 10.30% due 1/15/2014      7,137,750        7,650,000        0.1
                         USD      22,818,000    Public Service Company of New Mexico,
                                                EIP Funding, 10.25% due 10/01/2012         22,818,000       23,559,585        0.3
                                                Toledo Edison Co.:
                         USD       2,000,000      9.30% due 4/01/1998                       2,130,000        2,007,500        0.0
                         USD      13,925,000      7.25% due 8/01/1999                      13,925,000       13,054,687        0.2
                         USD       3,000,000      9.50% due 4/01/2001                       3,221,250        3,030,000        0.0
                         USD       1,500,000      7.85% due 3/31/2003                       1,296,450        1,374,375        0.0
                         USD       2,000,000      7.91% due 4/01/2003                       1,992,500        1,832,500        0.0
                                                                                       --------------   --------------      ------
                                                                                          209,002,970      186,548,472        2.4

                                                Total Fixed-Income Securities
                                                in the United States                    1,505,926,322    1,433,612,500       17.0


                                                Total Investments in Fixed-Income
                                                Securities                              4,318,404,848    4,370,535,842       51.8


                                                      Short-Term Securities

Canada        Foreign    CAD      84,700,000    Canada Treasury Bill, 6.41% due
              Government                        11/16/1995                                 62,831,628       62,948,863        0.7
              Obligations*

                                                Total Short-Term Investments in Canada     62,831,628       62,948,863        0.7


Mexico        Foreign                           Mexican Cetes (Certificados de la
              Government                        Tesoreria de la Federacion):
              Obliga-    MXN      76,000,000       49% due 12/14/1995                      10,346,929       10,145,796        0.1
              tions*     MXN     212,150,560       24.749% due 2/22/1996                   31,290,927       26,002,657        0.3
                         MXN      82,186,000       26.249% due 2/15/1996                   12,466,938       10,156,752        0.1
                         MXN      18,653,450       60.149% due 2/01/1996                    2,557,316        2,342,863        0.0

                                                Total Short-Term Investments in Mexico     56,662,110       48,648,068        0.5



SCHEDULE OF INVESTMENTS (concluded)                                                                                (in US dollars)
                          Currency     Face                                                                 Value       Percent of
COUNTRY       Industries Denomination Amount          Fixed-Income Securities              Cost           (Note 1a)     Net Assets
United States Commer-    USD      50,000,000    ABN AMRO North America Finance, Inc.,
              cial                              5.70% due 11/17/1995                   $   49,873,333   $   49,873,333        0.6%
              Paper*                            Ciesco L.P.:
                         USD      50,000,000      5.75% due 11/16/1995                     49,880,208       49,880,208        0.6
                         USD      50,000,000      5.68% due 12/04/1995                     49,739,667       49,739,667        0.6
                         USD      50,000,000    Deutsche Bank Financial, Inc., 5.70%
                                                due 11/22/1995                             49,833,750       49,833,750        0.6
                                                du Pont (E.I.) de Nemours & Co.:
                         USD      50,000,000      5.67% due 11/10/1995                     49,929,125       49,929,125        0.6
                         USD      50,000,000      5.65% due 11/22/1995                     49,835,208       49,835,208        0.6
                         USD      36,271,000    General Electric Capital Corp., 5.85%
                                                due 11/01/1995                             36,271,000       36,271,000        0.4
                                                Goldman Sachs Group L.P.:
                         USD      50,000,000      5.72% due 11/02/1995                     49,992,056       49,992,056        0.6
                         USD      70,000,000      5.73% due 11/02/1995                     69,988,858       69,988,858        0.8
                                                Matterhorn Capital Corp.:
                         USD       2,332,000      5.75% due 11/01/1995                      2,332,000        2,332,000        0.0
                         USD      26,555,000      5.72% due 11/28/1995                     26,441,079       26,441,079        0.3
                         USD      20,000,000    Sheffield Receivables Corp., 5.75%
                                                due 11/03/1995                             19,993,611       19,993,611        0.2
                         USD     120,000,000    UBS Finance Delaware Inc., 5.88%
                                                due 11/01/1995                            120,000,000      120,000,000        1.4
                                                Wal-Mart Stores, Inc.:
                         USD      41,000,000      5.70% due 11/28/1995                     40,824,725       40,824,725        0.5
                         USD      50,000,000      5.67% due 12/04/1995                     49,740,125       49,740,125        0.6

                                                Total Investments in United States
                                                Commercial Paper                          714,674,745      714,674,745        8.4


              US         USD      30,000,000    Federal Home Loan Bank, 5.63%
              Government                        due 11/02/1995                             29,995,308       29,995,308        0.4
              Agency     USD      50,000,000    Federal National Mortgage Association,
              Obligations*                      5.62% due 11/13/1995                       49,906,333       49,906,333        0.6


                                                Total Investments in US Government
                                                Agency Obligations                         79,901,641       79,901,641        1.0


                                                Total Investments in Short-Term
                                                Securities                                914,070,124      906,173,317       10.6


              Total Investments                                                        $7,997,322,562    8,436,845,834       98.9
                                                                                       ==============
              Unrealized Depreciation on Forward Foreign Exchange Contracts**                              (27,065,122)      (0.3)

              Variation Margin on Futures Contracts***                                                         432,750        0.0

              Other Assets Less Liabilities                                                                124,976,997        1.4
                                                                                                        --------------      ------
              Net Assets                                                                                $8,535,190,459      100.0%
                                                                                                        ==============      ======

           (a)Warrants entitle the Fund to purchase a predetermined number of shares of stock/face amount of bonds at a predetermined price until the expiration date.
           (b)Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase.
           (c)Security held as collateral in connection with open futures contracts.
           (d)Subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be less than the original maturity.
           (e)Name changed from Crossland Federal Savings Bank.
           (f)Each $1,000 face amount contains one warrant of American Telecasting Inc.
           (g)Each $1,000 face amount contains one warrant of NS Group, Inc.
           (h)Each $1,000 face amount contains four warrants of CellNet Data Systems.
           (i)Each $1,000 face amount contains one warrant of United International Holdings, Inc.
           (j)Each $1,000 face amount contains 30 warrants of Geotek Communications, Inc.
            ++American Depositary Receipts (ADR).
          ++++Non-income producing security.
           +++Restricted securities. The value of the Fund's investment in restricted securities was approximately $279,249,000, representing 3.3% of net assets.

                                                        Acquisition                    Value
              Issue                                         Date         Cost        (Note 1a)
              Acetex Corporation, 9.75% due 10/01/2003    9/22/1995    9,956,300    10,275,000
              American Telecasting Inc., 13.308% due
              8/15/2000                                   8/07/1995   21,351,378    23,484,375
              Baldwin Co., 10.375% due 8/01/2003          7/15/1993   30,215,562    14,377,500
              Bell Cablemedia PLC, 11.875% due
              9/15/2000                                   9/13/1995    8,549,312     9,000,000
              Busse Broadcasting, 11.625% due
              10/15/2000                                 10/19/1995   19,671,800    19,782,500
              Cell Net Data Systems 9.1479% due
              6/15/2005                                   6/06/1995   25,975,588    26,272,500
              Ciba-Geigy Corp., Convertible Bonds,
              6.25% due 3/15/2016                         3/23/1993   25,632,050    24,945,000
              Four Seasons Hotel, Inc., 9.125%
              due 7/01/2000                               6/23/1993   23,401,875    22,971,250
              Geotek Communications Inc., 15%
              due 7/15/2000                               7/31/1995   50,728,618    51,500,000
              HIH Capital Ltd., Convertible Bonds
              (Bearer), 7.50% due 9/25/2006               7/23/1992    1,005,400     1,379,700
              Olympia & York Inc.:
                Series 1, 10.70% due 11/04/1995           8/19/1993   29,626,733    29,097,954
                Series 2, 11% due 11/04/1998              8/19/1993   18,060,242    17,297,807
              Petroleos Mexicanos, 8.625%
              due 12/01/2023                              2/28/1995   15,772,500    22,343,750
              Plains Resources, Inc.                      7/14/1994    1,381,815     1,621,318
              Rio Hotel & Casino Inc., 10.625%
              due 7/15/2005                               7/18/1995    5,000,000     4,900,000

                                                                    $286,329,173  $279,248,654
                                                                    ============  ============


         +++++Investment in Companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section
              2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                             Net Share      Net      Dividend
              Industry              Affiliate                Activity       Cost      Income
              Healthcare
                Services     Advocat, Inc.                   (50,000)    $(475,000)     --
              Textiles       Burlington Industries, Inc.        --            --        --
              Retail Stores  Buttrey Food &
                               Drug Stores Co.                  --            --        --
              Retail Stores  Filene's Basement Corp.            --            --        --
              Banking        Oriental Bank and Trust(1)       73,600          --     $102,598


           (1)Oriental Band and Trust had a 5-for-4 split.
             *Commercial Paper and certain US and Foreign Government Agency Obligations are traded on a discount basis. The interest rates shown are the rates in effect on
              October 31, 1995.
            **Forward Foreign Exchange Contracts as of October 31, 1995 were as follows:

                                                                          Unrealized
              Foreign                        Expiration                  Appreciation
              Currency Sold                     Date                    (Depreciation)
              CHF     58,000,000            November 1995               $ (2,577,874)
              DEM    603,000,000            November 1995                (15,209,505)
              DEM    305,000,000            December 1995                 (2,434,954)
              DEM    170,000,000             January 1996                 (1,123,327)
              ECU     40,000,000            November 1995                    221,720
              ECU     21,000,000            December 1995                   (434,007)
              ECU     75,000,000             January 1996                   (597,415)
              ESP 10,000,000,000            November 1995                 (1,150,531)
              ESP  8,500,000,000            December 1995                 (1,037,515)
              ESP  6,000,000,000             January 1996                    575,017
              FRF    516,000,000            November 1995                 (3,042,421)
              FRF    395,000,000            December 1995                 (1,577,228)
              FRF    515,000,000             January 1996                 (1,748,158)
              GBP     87,000,000            November 1995                 (1,136,088)
              GBP     35,000,000            December 1995                    (21,790)
              NLG    153,500,000            November 1995                 (2,553,909)
              NLG      6,000,000            December 1995                     (7,299)
              JPY 15,600,000,000            November 1995                  3,423,925
              JPY 10,500,000,000            December 1995                  2,171,176
              JPY  8,000,000,000             January 1996                  1,195,061

              Total (USD Commitment--$2,092,687,555) Unrealized
              Depreciation--Net On Forward Foreign Exchange Contracts   $(27,065,122)
                                                                        ============

           ***Financial Futures Contracts purchased as of October 31, 1995 were as follows:

              Number of                                Expiration                    Value
              Contracts         Issue                     Date                     (Note 1a)
                 330    Standard & Poor's 500 Index   December 1995             $ (96,335,250)
                 400    US Treasury Notes             December 1995               (44,612,500)

              Total Financial Futures Contracts Purchased
              (Total Contract Price--$139,435,250)                              $(140,947,750)
                                                                                =============


              See Notes to Financial Statements.




STATEMENT OF ASSETS AND LIABILITIES
                      As of October 31, 1995
Assets:               Investments, at value (identified cost--$7,997,322,562) (Note 1a)                           $8,436,845,834
                      Foreign cash (Note 1c)                                                                          50,278,102
                      Receivables:
                        Interest                                                                 $113,737,861
                        Capital shares sold                                                        22,871,472
                        Securities sold                                                            19,725,752
                        Dividends                                                                   7,457,274
                        Variation margin (Note 1d)                                                    432,750
                        Forward foreign exchange contracts (Note 1d)                                  203,953        164,429,062
                                                                                                 ------------
                      Prepaid registration fees and other assets (Note 1g)                                               128,947
                                                                                                                  --------------
                      Total assets                                                                                 8,651,681,945
                                                                                                                  --------------


Liabilities:          Unrealized depreciation on forward foreign exchange contracts (Note 1d)                         27,065,122
                      Payables:
                        Securities purchased                                                       57,357,061
                        Capital shares redeemed                                                     9,269,931
                        Distributor (Note 2)                                                        6,024,422
                        Investment adviser (Note 2)                                                 5,181,615
                        Forward foreign exchange contracts (Note 1d)                                3,079,630         80,912,659
                                                                                               --------------
                      Accrued expenses and other liabilities                                                           8,513,705
                                                                                                                  --------------
                      Total liabilities                                                                              116,491,486
                                                                                                                  --------------

Net Assets            Net assets                                                                                  $8,535,190,459
                                                                                                                  ==============


Net Assets            Class A Shares of Common Stock, $0.10 par value, 200,000,000
Consist of:           shares authorized                                                                           $   10,472,858
                      Class B Shares of Common Stock, $0.10 par value, 900,000,000
                      shares authorized                                                                               47,731,722
                      Class C Shares of Common Stock, $0.10 par value, 200,000,000
                      shares authorized                                                                                  734,384
                      Class D Shares of Common Stock, $0.10 par value, 900,000,000
                      shares authorized                                                                                1,807,372
                      Paid-in capital in excess of par                                                             7,638,461,949
                      Undistributed investment income--net                                                           159,653,484
                      Undistributed realized capital gains on investments and foreign
                      currency transactions--net                                                                     264,914,793
                      Unrealized appreciation on investments and foreign currency
                      transactions--net                                                                              411,413,897
                                                                                                                  --------------
                      Net assets                                                                                  $8,535,190,459
                                                                                                                  ==============


Net Asset             Class A--Based on net assets  of $1,487,805,515 and 104,728,579 shares
Value:                         outstanding                                                                        $        14.21
                                                                                                                  ==============
                      Class B--Based on net assets of $6,688,498,717 and 477,317,223 shares
                               outstanding                                                                        $        14.01
                                                                                                                  ==============
                      Class C--Based on net assets of $102,361,445 and 7,343,836 shares
                               outstanding                                                                        $        13.94
                                                                                                                  ==============
                      Class D--Based on net assets of $256,524,782 and 18,073,722 shares
                               outstanding                                                                        $        14.19
                                                                                                                  ==============

                      See Notes to Financial Statements.





STATEMENT OF OPERATIONS
                      For the Year Ended October 31, 1995
Investment            Interest and discount earned (net of $40,585 foreign withholding tax)                       $  447,094,943
Income                Dividends (net of $3,856,493 foreign withholding tax)                                          102,011,176
(Notes 1e & 1f):      Other                                                                                              501,626
                                                                                                                  --------------
                      Total income                                                                                   549,607,745
                                                                                                                  --------------

Expenses:             Account maintenance and distribution fees--Class B (Note 2)                                     63,684,524
                      Investment advisory fees (Note 2)                                                               55,558,045
                      Transfer agent fees--Class B (Note 2)                                                           10,321,194
                      Custodian fees                                                                                   3,297,038
                      Transfer agent fees--Class A (Note 2)                                                            1,934,396
                      Printing and shareholder reports                                                                 1,098,612
                      Accounting services (Note 2)                                                                       611,736
                      Account maintenance and distribution fees--Class C (Note 2)                                        524,570
                      Account maintenance fees--Class D (Note 2)                                                         401,709
                      Professional fees                                                                                  270,676
                      Transfer agent fees--Class D (Note 2)                                                              227,369
                      Registration fees (Note 1g)                                                                        133,227
                      Transfer agent fees--Class C (Note 2)                                                               93,551
                      Directors' fees and expenses                                                                        38,977
                      Pricing fees                                                                                        16,564
                      Other                                                                                              107,625
                                                                                                                  --------------
                      Total expenses                                                                                 138,319,813
                                                                                                                  --------------
                      Investment income--net                                                                         411,287,932
                                                                                                                  --------------


Realized &            Realized gain (loss) from:
Unrealized              Investments--net                                                       $  265,092,014
Gain (Loss) on          Foreign currency transactions--net                                        (13,781,168)       251,310,846
Investments &                                                                                  --------------
Foreign Currency      Change in unrealized appreciation/depreciation on:
Transactions--Net       Investments--net                                                          368,963,114
(Notes 1c, 1d,          Foreign currency transactions--net                                          6,443,069        375,406,183
1f & 3):                                                                                       --------------     --------------
                      Net realized and unrealized gain on investments and foreign currency
                      transactions                                                                                   626,717,029
                                                                                                                  --------------
                      Net Increase in Net Assets Resulting from Operations                                        $1,038,004,961
                                                                                                                  ==============

                      See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                       For the Year Ended
                                                                                                           October 31,
                      Increase (Decrease) in Net Assets:                                             1995              1994
Operations:           Investment income--net                                                    $  411,287,932    $  261,655,320
                      Realized gain on investments and foreign currency transactions--net          251,310,846        27,450,270
                      Change in unrealized appreciation/depreciation on investments and
                      foreign currency transactions--net                                           375,406,183      (244,977,781)
                                                                                                --------------    --------------
                      Net increase in net assets resulting from operations                       1,038,004,961        44,127,809
                                                                                                --------------    --------------

Dividends &           Investment income--net:
Distributions to        Class A                                                                    (40,572,591)      (42,294,885)
Shareholders            Class B                                                                   (127,353,416)     (157,338,890)
(Note 1h):              Class C                                                                       (874,590)               --
                        Class D                                                                     (3,765,243)               --
                      Realized gain on investments--net:
                        Class A                                                                    (31,500,182)      (16,636,230)
                        Class B                                                                   (150,016,954)      (80,810,426)
                        Class C                                                                       (426,507)               --
                        Class D                                                                     (2,156,668)               --
                                                                                                --------------    --------------
                      Net decrease in net assets resulting from dividends and distributions
                      to shareholders                                                             (356,666,151)     (297,080,431)
                                                                                                --------------    --------------


Capital Share         Net increase in net assets derived from capital share transactions            26,500,607     2,862,952,855
Transactions                                                                                    --------------    --------------
(Note 4):


Net Assets:           Total increase in net assets                                                 707,839,417     2,610,000,233
                      Beginning of year                                                          7,827,351,042     5,217,350,809
                                                                                                --------------    --------------
                      End of year*                                                              $8,535,190,459    $7,827,351,042
                                                                                                ==============    ==============

                     *Undistributed investment income--net (Note 1i)                            $  159,653,484    $   93,144,339
                                                                                                ==============    ==============

                      See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.                                       Class A
                                                                                   For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                             1995++++     1994          1993          1992         1991
Per Share             Net asset value, beginning of year        $    13.07    $    13.52    $    11.92    $    12.16    $  10.37
Operating                                                       ----------    ----------    ----------    ----------    --------
Performance:          Investment income--net                           .79           .60           .39           .36         .55
                      Realized and unrealized gain (loss) on
                      investments and foreign currency
                      transactions--net                               1.04          (.31)         2.14           .89        2.24
                                                                ----------    ----------    ----------    ----------    --------
                      Total from investment operations                1.83           .29          2.53          1.25        2.79
                                                                ----------    ----------    ----------    ----------    --------
                      Less dividends and distributions:
                        Investment income--net                        (.39)         (.51)         (.81)         (.89)       (.45)
                        Realized gain on investments--net             (.30)         (.23)         (.12)         (.60)       (.55)
                                                                ----------    ----------    ----------    ----------    --------
                      Total dividends and distributions               (.69)         (.74)         (.93)        (1.49)      (1.00)
                                                                ----------    ----------    ----------    ----------    --------
                      Net asset value, end of year              $    14.21    $    13.07    $    13.52    $    11.92    $  12.16
                                                                ==========    ==========    ==========    ==========    ========


Total Investment      Based on net asset value per share            14.81%         2.14%        22.61%        11.78%      28.89%
Return:*                                                        ==========    ==========    ==========    ==========    ========


Ratios to Average     Expenses                                        .90%          .89%          .93%         1.07%       1.29%
Net Assets:                                                     ==========    ==========    ==========    ==========    ========
                      Investment income--net                         5.98%         4.60%         3.90%        10.82%       8.96%
                                                                ==========    ==========    ==========    ==========    ========


Supplemental          Net assets, end of year (in thousands)    $1,487,805    $1,357,906    $  917,806    $  245,839    $ 72,702
Data:                                                           ==========    ==========    ==========    ==========    ========
                      Portfolio turnover                            36.78%        57.04%        50.35%        59.56%      81.21%
                                                                ==========    ==========    ==========    ==========    ========



The following per share data and ratios have been derived
from information provided in the financial statements.                                       Class B
                                                                                   For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                             1995++++     1994          1993          1992         1991
Per Share             Net asset value, beginning of year        $    12.91    $    13.38    $    11.83    $    12.10    $  10.33
Operating                                                       ----------    ----------    ----------    ----------    --------
Performance:          Investment income--net                           .65           .46           .28           .22         .44
                      Realized and unrealized gain (loss) on
                      investments and foreign currency
                      transactions--net                               1.01          (.31)         2.11           .91        2.22
                                                                ----------    ----------    ----------    ----------    --------
                      Total from investment operations                1.66           .15          2.39          1.13        2.66
                                                                ----------    ----------    ----------    ----------    --------
                      Less dividends and distributions:
                        Investment income--net                        (.26)         (.39)         (.72)         (.80)       (.34)
                        Realized gain on investments--net             (.30)         (.23)         (.12)         (.60)       (.55)
                                                                ----------    ----------    ----------    ----------    --------
                      Total dividends and distributions               (.56)         (.62)         (.84)        (1.40)       (.89)
                                                                ----------    ----------    ----------    ----------    --------
                      Net asset value, end of year              $    14.01    $    12.91    $    13.38    $    11.83    $  12.10
                                                                ==========    ==========    ==========    ==========    ========


Total Investment      Based on net asset value per share            13.54%         1.13%        21.42%        10.64%      27.48%
Return:*                                                        ==========    ==========    ==========    ==========    ========


Ratios to Average     Expenses, excluding account maintenance
Net Assets:           and distribution fees                           .93%          .91%          .95%         1.09%       1.31%
                                                                ==========    ==========    ==========    ==========    ========
                      Expenses                                       1.93%         1.91%         1.95%         2.09%       2.31%
                                                                ==========    ==========    ==========    ==========    ========
                      Investment income--net                         4.96%         3.58%         2.87%        11.95%       7.98%
                                                                ==========    ==========    ==========    ==========    ========


Supplemental          Net assets, end of year (in thousands)    $6,688,499    $6,457,130    $4,299,545    $  958,949    $161,328
Data:                                                           ==========    ==========    ==========    ==========    ========
                      Portfolio turnover                            36.78%        57.04%        50.35%        59.56%      81.21%
                                                                ==========    ==========    ==========    ==========    ========

                     *Total investment returns exclude the effects of sales loads.
                  ++++Based on average shares outstanding during the period.

                      See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (concluded)
The following per share data and ratios have been derived                 Class C                            Class D
from information provided in the financial statements.          For the          For the Period     For the         For the Period
                                                               Year Ended        Oct. 21, 1994++   Year Ended       Oct. 21, 1994++
Increase (Decrease) in Net Asset Value:                      Oct. 31, 1995++++  to Oct. 31, 1994  Oct. 31, 1995++++ to Oct. 31, 1994
Per Share             Net asset value, beginning
Operating             of period                                $    12.91          $    12.91       $    13.08        $    13.07
Performance:                                                   ----------          ----------       ----------        ----------
                      Investment income--net                          .64                 .01              .77               .01
                      Realized and unrealized gain
                      (loss) on investments and foreign
                      currency transactions--net                     1.02                (.01)            1.01                --
                                                               ----------          ----------       ----------        ----------
                      Total from investment operations               1.66                  --             1.78               .01
                                                               ----------          ----------       ----------        ----------
                      Less dividends and distributions:
                        Investment income--net                       (.33)                 --             (.37)               --
                        Realized gain on investments--net            (.30)                 --             (.30)               --
                                                               ----------          ----------       ----------        ----------
                      Total dividends and distributions              (.63)                 --             (.67)               --
                                                               ----------          ----------       ----------        ----------
                      Net asset value, end of period           $    13.94          $    12.91       $    14.19        $    13.08
                                                               ==========          ==========       ==========        ==========


Total Investment      Based on net asset value per share           13.58%                .00%+++        14.43%              .08%+++
Return:**                                                      ==========          ==========       ==========        ==========


Ratios to Average     Expenses, excluding account
Net Assets            maintenance and distribution fees              .95%               1.44%*            .91%             1.44%*
                                                               ==========          ==========       ==========        ==========
                      Expenses                                      1.95%               2.44%*           1.16%             1.69%*
                                                               ==========          ==========       ==========        ==========
                      Investment income--net                        4.80%               3.71%*           5.63%             4.46%*
                                                               ==========          ==========       ==========        ==========


Supplemental          Net assets, end of period
Data:                 (in thousands)                           $  102,361          $    7,347       $  256,525        $    4,968
                                                               ==========          ==========       ==========        ==========
                      Portfolio turnover                           36.78%              57.04%           36.78%            57.04%
                                                               ==========          ==========       ==========        ==========

                     *Annualized.
                    **Total investment returns exclude the effects of sales loads.
                   +++Aggregate total investment return.
                    ++Commencement of Operations.
                  ++++Based on average shares outstanding during the period.

                      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of signifi-cant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valua-tion. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value.
Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) receivables or payables expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on opera-tions is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also pur-chase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subse-quently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


NOTES TO FINANCIAL STATEMENTS (continued)


(e) Income taxes--It is the Fund's policy to comply with the require-ments of the Internal Revenue Code applicable to regulated invest-ment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provi-sion is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security trans-actions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates except that if the ex-dividend date has passed, certain divi-dends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $172,212,947 have been reclassified from undistributed net investment income to undistributed net realized capital gains.
These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets. MLAM has agreed to waive a portion of its fee payable by the Fund so that such fee is reduced for average daily net assets of the Fund in excess of $2.5 billion from the annual rate of 0.75% to 0.70%, further reduce from 0.70% to 0.65% for average daily net assets in excess of $5 billion, further reduce from 0.65% to 0.625% for average daily net assets in excess of $7.5 billion, and further reduce from 0.625% to 0.60% for average daily net assets in excess of $10 billion. MLAM has entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K.
a fee computed at the rate of 0.10% of the average daily net assets of the Fund for providing investment advisory services to MLAM with respect to the Fund. For the year ended October 31, 1995, MLAM paid MLAM U.K. a fee of $7,391,028 pursuant to such agreement. Certain of the states in which the shares of the Fund are qualified for sale impose limitations on the expenses of the Fund. The most restrictive annual expense limitation requires that MLAM reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distri-bution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                      Account Maintenance Fee  Distribution Fee

Class B                         0.25%              0.75%
Class C                         0.25%              0.75%
Class D                         0.25%               --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribu-tion fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 1995, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer con-cessions on sales of the Fund's Class A and Class D Shares as follows:


                                  MLFD               MLPF&S

Class A                         $52,270           $  812,370
Class D                         $89,085           $1,377,893


For the year ended October 31, 1995, MLPF&S received contingent deferred sales charges of $14,179,047 and $32,676 relating to trans-actions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $157,708 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $2,761,369,695 and $3,584,406,074, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:


                                         Realized       Unrealized
                                          Gains           Gains
                                         (Losses)        (Losses)

Long-term investments                $  283,293,007  $  447,420,079
Short-term investments                   (5,110,824)     (7,896,807)
Financial futures contracts             (13,090,169)     (1,512,500)
Forward foreign exchange contracts      (49,256,462)    (27,065,122)
Foreign currency transactions            35,475,294         468,247
                                     --------------  --------------
Total                                $  251,310,846  $  411,413,897
                                     ==============  ==============


As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $429,092,579, of which $792,944,037 related to appreciated securities and $363,851,458 related to de-preciated securities. At October 31, 1995, the aggregate cost of invest-ments for Federal income tax purposes was $8,007,753,255.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $26,500,607 and $2,862,952,855 for the years ended October 31, 1995 and October 31, 1994, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the
Year Ended                                                Dollar
October 31, 1995                           Shares         Amount

Shares sold                              24,414,703  $  317,656,099
Shares issued to shareholders in
reinvestment of dividends and
distributions                             5,067,208      63,395,842
                                       ------------  --------------
Total issued                             29,481,911     381,051,941
Shares redeemed                         (28,613,955)   (374,649,790)
                                       ------------  --------------
Net increase                                867,956  $    6,402,151
                                       ============  ==============


Class A Shares for the
Year Ended                                                Dollar
October 31, 1994                          Shares          Amount

Shares sold                              51,696,255  $  691,831,423
Shares issued to shareholders in
reinvestment of dividends and
distributions                             3,969,366      52,332,829
                                       ------------  --------------
Total issued                             55,665,621     744,164,252
Shares redeemed                         (19,692,065)   (262,792,460)
                                       ------------  --------------
Net increase                             35,973,556  $  481,371,792
                                       ============  ==============



Class B Shares for the
Year Ended                                                Dollar
October 31, 1995                          Shares          Amount

Shares sold                              72,755,968  $  948,196,109
Shares issued to shareholders in
reinvestment of dividends and
distributions                            19,807,279     244,145,118
                                       ------------  --------------
Total issued                             92,563,247   1,192,341,227
Shares redeemed                        (113,281,364) (1,461,389,244)
Automatic conversion of shares           (2,225,942)     29,811,621)
                                       ------------  --------------
Net decrease                            (22,944,059) $ (298,859,638)
                                       ============  ==============

NOTES TO FINANCIAL STATEMENTS (concluded)



Class B Shares for the Year Ended                         Dollar
October 31, 1994                           Shares         Amount

Shares sold                             225,442,147  $2,984,209,294
Shares issued to shareholders in
reinvestment of dividends and
distributions                            16,263,879     212,326,903
                                       ------------  --------------
Total issued                            241,706,026   3,196,536,197
Shares redeemed                         (62,873,994)   (827,228,356)
                                       ------------  --------------
Net increase                            178,832,032  $2,369,307,841
                                       ============  ==============



Class C Shares for the Year                               Dollar
Ended October 31, 1995                       Shares       Amount

Shares sold                               7,879,395  $  102,536,056
Shares issued to shareholders in
reinvestment of dividends and
distributions                                91,498       1,150,744
                                       ------------  --------------
Total issued                              7,970,893     103,686,800
Shares redeemed                          (1,196,074)    (15,541,838)
                                       ------------  --------------
Net increase                              6,774,819  $   88,144,962
                                       ============  ==============



Class C Shares for the Period                             Dollar
October 21, 1994++ to October 31, 1994     Shares         Amount

Shares sold                                 569,603  $    7,333,052
Shares redeemed                                (586)         (7,533)
                                       ------------  --------------
Net increase                                569,017  $    7,325,519
                                       ============  ==============

[FN]
++Commencement of Operations.

Class D Shares for the Year                               Dollar
Ended October 31, 1995                     Shares         Amount

Shares sold                              17,949,936  $  233,765,521
Automatic conversion of shares            2,199,761      29,811,621
Shares issued to shareholders in
reinvestment of dividends and
distributions                               416,394       5,268,928
                                       ------------  --------------
Total issued                             20,566,091     268,846,070
Shares redeemed                          (2,872,272)    (38,032,938)
                                       ------------  --------------
Net increase                             17,693,819  $  230,813,132
                                       ============  ==============



Class D Shares for the Period                             Dollar
October 21, 1994++ to October 31, 1994     Shares         Amount

Shares sold                                 385,289  $    5,017,907
Shares redeemed                              (5,386)        (70,204)
                                       ------------  --------------
Net increase                                379,903  $    4,947,703
                                       ============  ==============

[FN]
++Commencement of Operations.



5. Commitments:
At October 31, 1995, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currency with an approximate value of $7,000,000 and $4,265,000, respectively.




<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
Merrill Lynch Global Allocation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Alloca-tion Fund, Inc. as of October 31, 1995, the related statements of opera-tions for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted audit-ing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material mis-statement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Allocation Fund, Inc. as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
December 1, 1995
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Global Allocation Fund, Inc. during its taxable year ended October 31, 1995:


                               Qualifying Domestic     Interest From      Other Non-Qualifying        Total            Long-Term
Record Date     Payable Date     Ordinary Income     Federal Obligations     Ordinary Income     Ordinary Income     Capital Gains
Class A Shares:
12/13/94         12/21/94           $.072687              $.009135               $.304538           $.386360            $.140086
6/22/95          6/30/95            $.027506              $.000099               $.139639           $.167244            $  --

Class B Shares:
12/13/94         12/21/94           $.060158              $.007561               $.252041           $.319760            $.140086
6/22/95          6/30/95            $.017518              $.000063               $.088935           $.106516            $  --

Class C Shares:
12/13/94         12/21/94           $.069192              $.008696               $.289896           $.367784            $.140086
6/22/95          6/30/95            $.020540              $.000074               $.104272           $.124886            $  --

Class D Shares:
12/13/94         12/21/94           $.071964              $.009044               $.301506           $.382514            $.140086
6/22/95          6/30/95            $.025623              $.000092               $.130079           $.155794            $  --


The qualifying domestic ordinary income qualifies for the dividends received deduction for corporations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.



EQUITY PORTFOLIO CHANGES (unaudited)

For the Quarter Ended October 31, 1995

Additions

 Alcatel Alsthom Cie Generale d'Electricite S.A.
 American Standard, Inc.
 Assurances Generales de France S.A. (AGF)
 Beazer Homes USA, Inc.
   (Exchangeable, Series A)
 CBL & Associates Properties, Inc.
 Compagnie de Saint-Gobain S.A.
 Compagnie de Suez S.A.
 Compagnie Financiere de Paribas
 Elf Aquitaine (Elf) S.A.
*Freeport-McMoRan, Inc.
 Hutchison Whampoa Limited
 Koninklijke PTT Nederland N.V.
 Mo och Domsjo AB
 Norsk Hydro A.S.
 Nucor Corporation
 Prime Retail Inc. (Preferred)
*Risk Holdings Inc.
 Stora Kopparbergs Bergslags AB
*Union Pacific Resources
 Usinor-Sacilor
*Vencor Inc.

Deletions

 Ahmanson (H.F.) & Co.
 Autopista Espana (ACESA) (Rights)
 Boots Co. PLC
 British Telecommunications PLC (Ordinary)
 CBI Industries, Inc.
 CalFed Goodwill (Part. Cert.)
 Celsius Industries AB
 Chase Manhattan Corp.
 Coastal Corp.
 Coho Resources, Inc.
 Cooper Cameron Corporation
 Eagle Food Centers, Inc.
 First Chicago Corp.
 First Union Corp.
 Freeport-McMoRan Copper & Gold Inc.
*Freeport-McMoRan, Inc.
 Global Yield Fund
 Hillhaven Corp.
 McMoRan Oil & Gas Co.
 Mercantile Bancorp, Inc.
 Munchener Ruckversich
 NS Bancorp, Inc.
 NYNEX Cablecomms Group (Units)
 Nationwide Health Properties, Inc.
 Oesterreichische Elektrizitats AG (Verbund)
 Portsmouth Bank Shares, Inc.
 Rank Organisation PLC
*Risk Holdings Inc.
 Rolls Royce PLC
 Service Merchandise Co., Inc.
 USAir Group, Inc. (Convertible $4.375,
   Series B)
*Union Pacific Resources
*Vencor Inc.
 Vendome Luxury Group (Units)
 Volkswagon of America, Inc.
 Waterford Wedgewood Units

[FN]
*Added and deleted in the same quarter.

PORTFOLIO INFORMATION (unaudited)

Worldwide
Investments
As of 10/31/95

Percent Breakdown of
Stocks & Fixed-Income                  Percent of
Securities by Country                  Net Assets

United States*                            47.4%
Germany                                   10.3
France                                     6.6
Argentina                                  5.4
Japan                                      4.9
Spain                                      4.1
Mexico*                                    3.7
Canada*                                    3.5
United Kingdom                             3.0
Netherlands                                2.0
Brazil                                     1.9
Sweden                                     1.0
Switzerland                                1.0
Italy                                      0.9
Australia                                  0.8
Finland                                    0.6
Singapore                                  0.4
Hong Kong                                  0.3
Portugal                                   0.3
Indonesia                                  0.2
Norway                                     0.2
South Africa                               0.1
New Zealand                                0.1
Korea                                      0.1
Ireland                                    0.1
Taiwan                                     0.0
Denmark                                    0.0
Austria                                    0.0
                                         ------
Total                                     98.9%
                                         ======


[FN]
*Includes investments in short-term securities.

Ten Largest Industries                 Percent of
(Equity Investments)                   Net Assets

Banking                                    7.3%
Insurance                                  3.9
Utilities--Electric & Gas                  2.6
Energy & Petroleum                         1.3
Retail Stores                              1.0
Saving Banks                               1.0
Real Estate Investment Trusts              0.9
Pharmaceuticals/Biotechnology              0.9
Pharmaceuticals                            0.9
Paper & Forest Products                    0.9



Ten Largest Industries                 Percent of
(Equity Investments)                   Net Assets

Republic New York Corp.                    0.8%
Entergy Corp.                              0.6
Internationale Nederlanden Groep N.V.      0.6
KeyCorp                                    0.6
Bristol-Myers Squibb Co.                   0.5
Chemical Banking Corp.                     0.5
Student Loan Marketing Association         0.5
First Commerce Corp.                       0.5
ABN AMRO Holdings N.V.                     0.4
Unicom Corporation                         0.4